                                                                    EXHIBIT 10.9

                                 THIRD RESTATED

                        REVOLVING CREDIT LOAN AGREEMENT



                            dated February 20, 1996



                                     among



                              ARCH PETROLEUM INC.,
                             a Delaware corporation


                                      and


                             BANK ONE, TEXAS, N.A.,
                                    as Agent


                          and the BANKS Parties Hereto

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1.  DEFINITIONS

     1.1.   Defined Terms....................................................1
            -------------

     1.2.   Other Definitional Provisions...................................12
            -----------------------------

ARTICLE 2.  THE REVOLVING LOAN

     2.1.   Revolving Loan..................................................13
            --------------

     2.2.   Use of Advance Proceeds.........................................16
            -----------------------

     2.3.   Notes Evidencing Loan...........................................17
            ---------------------

     2.4.   Fees............................................................17
            ----

     2.5.   Annual Review of Loan...........................................18
            ---------------------

     2.6.   Amendment and Restatement of Prior Loan Agreement...............19
            -------------------------------------------------

ARTICLE 3.  NOTE PAYMENTS

     3.1.   Interest on the Notes...........................................19
            ---------------------

     3.2.   Principal Payments..............................................20
            ------------------

     3.3.   Prepayments.....................................................20
            -----------

     3.4.   Payment of Interest on the Notes................................20
            --------------------------------

     3.5.   Calculation of Interest Rates...................................21
            -----------------------------

     3.6.   Manner and Application of Payments..............................21
            ----------------------------------

ARTICLE 4.  BORROWING BASE DETERMINATIONS

     4.1.   Components for Determination of Borrowing Base..................22
            ----------------------------------------------

     4.2.   Mandatory Redeterminations of Domestic Borrowing Base...........23
            -----------------------------------------------------

     4.3.   Borrowing Base Deficiency.......................................24
            -------------------------

     4.4.   Reduction to Commitment.........................................24
            -----------------------

     4.5.   Special Provisions for Discretionary Increase to the
            ----------------------------------------------------
            Maximum Commitment..............................................25
            ------------------

ARTICLE 5.  SECURITY

     5.1.   Liens on Oil and Gas Properties.................................26
            -------------------------------

     5.2.   Arch (Onyx) Guaranty............................................26
            --------------------

     5.3.   Arch (Canadian) Guaranty........................................27
            ------------------------

     5.4.   Onyx Subsidiaries Properties....................................27
            ----------------------------

ARTICLE 6.  CONDITIONS PRECEDENT

     6.1.   Conditions Precedent to Loan and Initial Advance................27
            ------------------------------------------------

     6.2.   Conditions Precedent to All Advances............................28
            ------------------------------------

ARTICLE 7.  REPRESENTATIONS AND WARRANTIES..................................28

ARTICLE 8.  BORROWER'S COVENANTS

     8.1.   Affirmative Covenants...........................................32
            ---------------------

     8.2.   Negative Covenants..............................................36
            ------------------

ARTICLE 9.  EVENTS OF DEFAULT

     9.1.   Event of Default................................................39
            ----------------

     9.2.   Materiality.....................................................41
            -----------

     9.3.   Notice of Event of Default......................................41
            --------------------------

     9.4.   Remedies Upon Event of Default..................................42
            ------------------------------

     9.5.   Performance by Banks............................................42
            --------------------

ARTICLE 10. YIELD PROTECTION; SPECIAL PROVISIONS FOR EURODOLLARLOANS

     10.1.  Capital Adequacy................................................42
            ----------------

     10.2.  Special Provisions for Eurodollar Loans.........................43
            ---------------------------------------


ARTICLE 11.  THE AGENT AND THE BANKS.

     11.1.   Appointment and Authorization..................................45
             -----------------------------

     11.2.   Note Holders...................................................45
             ------------

     11.3.   Consultation with Counsel......................................46
             -------------------------

     11.4.   Documents......................................................46
             ---------

     11.5.   Resignation or Removal of Agent................................46
             -------------------------------

     11.6.   Responsibility of Agent........................................46
             -----------------------

     11.7.   Independent Investigation......................................48
             -------------------------

     11.8.   Indemnification................................................48
             ---------------

     11.9.   Benefit of Article 11..........................................48
             ---------------------

     11.10.  Pro Rata Treatment.............................................48
             ------------------

     11.11.  Interests of Banks.............................................48
             ------------------

     11.12.  Investments....................................................49
             -----------

ARTICLE 12.  MISCELLANEOUS

     12.1.   Waiver.........................................................49
             ------

     12.2.   Payment of Expenses............................................49
             -------------------

     12.3.   Notices........................................................50
             -------

     12.4.   Governing Law..................................................50
             -------------

     12.5.   Invalid Provisions.............................................50
             ------------------

     12.6.   Interest Rate..................................................51
             -------------

     12.7.   Amendments.....................................................51
             ----------

     12.8.   Parties Bound..................................................51
             -------------

     12.9.    Headings.......................................................51
              --------

     12.10.   Participations and Sales; Assignments..........................51
              -------------------------------------

     12.11.   Multiple Counterparts..........................................51
              ---------------------

     12.12.   Consent to Jurisdiction; Service of Process....................52
              -------------------------------------------

     12.13.   Reasonableness.................................................52
              --------------

     12.14.   Confidentiality................................................52
              ---------------

     12.15.   Article 15.10(b)...............................................52
              ----------------

     12.16.   Indemnification................................................52
              ---------------

     12.17.   Survival.......................................................54
              --------


EXHIBITS
- --------

Exhibit "A" - Request for Borrowing

Exhibit "B" - Form of Revolving Promissory Note

Exhibit "C" - Borrowing Base Allocation Certificate

Exhibit "D" - Form of Legal Opinion of Code Hunter & Wittman

Exhibit "E" - Form of Legal Opinion of Murphy Mahon Keffler & Farrier, L.L.P.

Exhibit "F" - Form of Compliance Certificate



                                     THIRD
                                     -----
                   RESTATED REVOLVING CREDIT LOAN AGREEMENT
                   ----------------------------------------

     THIS THIRD REVOLVING CREDIT LOAN AGREEMENT is entered into as of the _____ day of February, 1996, by and between ARCH PETROLEUM INC., a Delaware corporation ("Arch"), ARCH PRODUCTION COMPANY, a Delaware corporation ("APC") (Arch and APC are herein collectively called "Borrower"), each Bank which from time to time became parties hereto, and BANK ONE, TEXAS, N.A., a national banking association, as Agent for Banks to the extent and in the manner provided in Article 11 below (herein called "Agent"), and
                              ----------
amends and restates in its entirety the Prior Loan Agreement (as defined herein).

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Borrower and Agent have entered into the Prior Loan Agreement (as defined herein); and

     WHEREAS, Borrower desires to restructure the credit available under the Prior Loan Agreement and to amend and restate the Prior Loan Agreement in its entirety by entering into this Loan Agreement; and

     WHEREAS, Borrower and Banks are willing to restructure the credit available under the Prior Loan Agreement and to amend and restate the Prior Loan Agreement in its entirety upon the terms and subject to the conditions set forth in this Loan Agreement.

     NOW, THEREFORE, in consideration of their mutual promises herein contained and other good and valuable consideration, the parties agree as follows:

                                  ARTICLE 1.

                                  DEFINITIONS

     1.1.  Defined Terms.  For the purposes of this Loan Agreement, unless
           -------------
the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article or in the sections and subsections referred to below.

     "Additional Properties" shall have the meaning assigned to it in Section
                                                                      -------
4.5(b) hereof.
- ------

     "Adjusted InterBank Rate" shall, with respect to each Interest Period, mean on any day thereof the quotient of (a) the InterBank Offered Rate with respect to such Interest Period, divided by (b) the remainder of 1.00 minus the
                                 ----------                           -----
Eurodollar Reserve Requirement in effect on such day.

     "Affiliate" shall mean any partner of Borrower and any Person which, directly or indirectly, controls or is controlled by (or is under common control with) Borrower.

     "Agent" shall have the meaning assigned to it in the preamble hereof.

     "Allocated Borrowing Base" shall have the meaning assigned to it in
Section 4.1(c) hereof.
- --------------

     "Arch Canada" shall mean Northern Arch Resources, Ltd., a Canadian federation corporation and a wholly-owned Subsidiary of Arch.

     "Arch (Canadian) Guaranty" shall mean that certain [Guaranty] dated the date hereof executed by Arch in favor of the Canadian Lenders, pursuant to which Arch has guaranteed the indebtedness, obligations, and liabilities of Arch Canada to the Canadian Lenders arising under the Canadian Facility.

     "Arch (Onyx) Guaranty" shall mean that certain Unconditional Guaranty of Payment dated March 30, 1994 executed by Arch in favor of the Bank of Scotland, pursuant to which Arch has guaranteed the indebtedness, obligations and liabilities of the Onyx Subsidiaries to Bank of Scotland arising under the Onyx Loan Agreement.

     "Bank" or "Banks" shall mean the Banks identified on the signature pages hereof, and each assignee of a Bank which becomes a Bank pursuant to
Section 12.10 and their respective successors.
- -------------

     "Base Rate" shall mean the base commercial rate of interest as established from time to time by Agent (which may not be the lowest, best or most favorable rate of interest which Agent One may charge on loans to its customers). Each change in the rate of interest charged under the Base Rate shall become effective, without notice to Borrower, on the effective date of each change in the Base Rate.

     "Borrower" shall have the meaning assigned to it in the preamble hereof.

     "Borrowing" shall mean the meaning assigned to it in Section 2.01.
                                                          ------------

     "Borrowing Base" shall have the meaning assigned to it in Article 4 hereof.
                                                               ---------

     "Borrowing Base Deficiency" shall have the meaning assigned to it in
Section 4.3 hereof.
- -----------

     "Borrowing Base Percentage" shall mean, for the purpose of determining the interest rate payable on a Eurodollar Advance under Section 3.1(a)(ii)
                                                        ------------------
hereof, the aggregate of the unpaid principal balance of the Loan and the outstanding obligations of the loans and banker's acceptances made under the Canadian Facility then outstanding as a percentage of the Consolidated Borrowing Base then in effect.

     "Borrowing Base Allocation Certificate" shall have the meaning assigned to it in Section 4.1(c) hereof.
      --------------

     "Business Day" shall mean a day upon which business is transacted by national bank in Fort Worth, Texas, except Saturday or Sunday.

     "Canadian Agent" shall mean the Bank of Montreal in its capacity as agent for the Canadian Lenders to the extent and in the manner provided in the Credit Agreement evidencing the Canadian Facility.

     "Canadian Commitment" means the commitment of the Canadian Lenders to make revolving credit loans and obligations under banker's acceptance to Arch Canada pursuant to the Canadian

Facility in an aggregate principal amount at any one time outstanding not to exceed $________________, as of the Closing Date.

     "Canadian Facility" means that certain Credit Agreement, dated the date hereof, by and between Arch Canada and the Canadian Lenders and any and all notes, mortgages, deeds of trust, security agreements, pledge agreements, financing statements, guaranties and other agreements, documents and instruments ever delivered pursuant to or in connection therewith, and all future renewals, extensions, or restatements of, or amendments, modifications or supplements to, all or any part of the foregoing.

     "Canadian Lenders" shall mean Bank of Montreal for itself and as agent for the other banks or financial institutions who are parties to the Credit Agreement evidencing the Canadian Facility.

     "Closing Date" shall mean the date of this Loan Agreement as set forth in the preamble hereof.

     "Collateral Documents" shall have the meaning assigned to it in Section
                                                                     -------
5.1(c) hereof.
- ------

     "Commitment" shall have the meaning assigned to it in Section 2.1(a)
                                                           --------------
hereof.

     "Consequential Loss" shall, with respect to Borrower's payment of all or any portion of the then-outstanding principal amount of a Bank's Eurodollar Advance on a day other than the last day of the Interest Period related thereto, mean any loss, cost or expense incurred by such Bank as a result of the timing of such payment or in redepositing such principal amount, including the sum of
(i) the interest which, but for such payment, such Bank would have earned in respect of such principal amount so paid, for the remainder of the Interest Period applicable to such sum, reduced, if such Bank is able to redeposit such principal amount so paid for the balance of such Interest Period, by the interest earned by such Bank as a result of so redepositing such principal amount plus (ii) any expense or penalty incurred by such Bank on redepositing
       ----
such principal amount.

     "Consolidated Borrowing Base" shall have the meaning assigned to it in
Section 4.1(b) hereof.
- --------------

     "Conversion Date" shall have the meaning assigned to it in Section
                                                                -------
2.1(c)(iii).
- -----------

     "Default Rate" shall have the meaning assigned to it in Section 3.1(a)(iii)
                                                             -------------------
hereof.

     "Determination Date" shall mean each November 1 and May 1 during the term of the Loan.

     "Dollars" and the sign "$" shall mean lawful currency of the United States of America.

     "Environmental Laws" shall mean (a) the following federal laws as they may be cited, referenced and amended from time to time: the Clean Air Act, the Clean Water Act, the Safe Drinking Water Act, the Water Pollution Control Act, the Environmental Pesticides Act, the

Comprehensive Environmental Response, Compensation and Liability Act, the Endangered Species Act, the Resource Conservation and Recovery Act, the Occupational Safety and Health Act, the Resource Conservation and Recovery Act, the Occupational Safety and Health Act, the Hazardous Materials Transportation Act, the Superfund Amendments and Reauthorization Act, and the Toxic Substances Control Act; (b) any and all equivalent environmental statutes of any state in which Mortgaged Properties are situated, as they may be cited, referenced and amended from time to time; (c) any so-called federal, state or local "Superfund" or "Superlien" statute, (d) any rules or regulations promulgated under or adopted pursuant to the above federal and state laws; and (e) any other equivalent federal, state or local statute or any requirement, rule, regulation, code, ordinance or order adopted pursuant thereto, including, without limitation, those relating to the generation, transportation, treatment, storage, recycling, disposal, handling or release of hazardous substances.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, together with all regulations issued pursuant thereto.

     "Event of Default" shall have the meaning assigned to it in Article 9
                                                                 ---------
hereof.

     "Eurodollar Advance" shall mean any principal amount under a Note with respect to which the interest rate is calculated by reference to the Adjusted Interbank Rate for a particular Interest Period.

     "Eurodollar Borrowing" shall mean any Borrowing composed of Eurodollar Advances.

     "Eurodollar Business Day" shall mean a Business Day on which dealings in Dollars are carried out in the London interbank market.

     "Eurodollar Reserve Percentage" shall mean, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

     "Existing Letter of Credit" shall have the meaning assigned to it in
Section 2.1(d).
- --------------

     "Floating Base Advance" shall mean any principal amount under a Note with respect to which the interest rate is calculated by reference to the Floating Base Rate.

     "Floating Base Borrowing" shall mean any Borrowing composed of Floating Base Advances.

     "Floating Base Rate" shall mean, for any day, a rate per annum equal to the Base Rate for such day.

     "Generally Accepted Accounting Principles" shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Borrower.

     "Governmental Authority" shall mean any nation, country, commonwealth, territory, government, state, county, parish, municipality or other political subdivision and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Highest Lawful Rate" shall mean, as of any date, the highest non-usurious rate of interest then applicable to the Notes and the Loan; Banks hereby notify Borrower that, and discloses to Borrower that, for purposes of TEX. REV. CIV. STAT. ANN. Art, 5069-1.04, as it may from time to time be amended, the "applicable rate ceiling" shall be the indicated rate ceiling referred to in Art. 5069-1.04(a)(1), from time to time in effect, as limited by Art. 5069-1.04(b); provided however, that to the extent permitted by applicable law, Banks reserve the right to change the "applicable rate ceiling" from time to time by further notice and disclosure to Borrower; and, provided further, that the highest non-usurious rate of interest permitted by applicable law for purposes hereof shall not be limited to the applicable rate ceiling under Art. 5069-1.04 if federal laws or other state laws now or hereafter in effect and applicable to the Notes (and the interest contracted for, charged and collected thereunder) shall permit a higher rate of interest.

     "Indebtedness" with respect to any Person shall mean as of any date, all liabilities and contingent liabilities which would be reflected on a balance sheet and related notes thereto of such Person prepared as of such date in accordance with Generally Accepted Accounting Principles, including without limitation: (i) all obligations for money borrowed; (ii) all obligations under conditional sale or other title retention agreements and all obligations issued or assumed as full or partial payment for property, whether or not any such obligations represent obligations for borrowed money; (iii) all indebtedness secured by any lien existing on property owned or acquired by such Person subject to any such lien, whether or not the obligations secured thereby shall have been assumed; (iv) the proportionate share of such Person in all obligations, direct or indirect, to any joint venturer, partnership or other entity of which such Person is a member; (v) all obligations under guaranties, note purchase agreements and other documents having similar effect; (vi) all obligations for accounts payable or trade credit; (vii) indebtedness of any joint venture, partnership or other Person for which Borrower or any other Person is directly or indirectly liable; and (viii) all obligations under capital leases, operating leases or any other leases only to the extent such leases would be treated as indebtedness in accordance with Generally Accepted Accounting Principles.

     "Interbank Offered Rate" shall mean, with respect to each Interest Period, the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest

Period in an amount approximately equal to the principal amount of the Eurodollar Advance of such Reference Banks to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "Interest Period" shall mean, with respect to a Eurodollar Advance, a period commencing:

          (i) on the borrowing date of such Eurodollar Advance made pursuant to Section 2.1(c) of this Loan Agreement; or
   --------------

          (ii) on the Conversion Date pertaining to such Eurodollar Advance if such Eurodollar Advance is made pursuant to a conversion as described in Section
                                                                         -------
2.1(c)(iii) hereof; or
- -----------

          (iii) on the date of borrowing specified in the Request for Borrowing in the case of a rollover to a successive Interest Period,

and ending one, two, three or six months thereafter as Borrower shall elect in accordance with Section 2.1(c)(iii) of this Loan Agreement; provided, that:
                -------------------

          (A) any Interest Period which would otherwise end on a day which is not a Business Day (or in the case of a Eurodollar Advance, a Eurodollar Business Day) shall be extended to the next succeeding Business Day or Eurodollar Business Day (as the case may be) unless, in the case of a Eurodollar
                                             ------
Advance, such Eurodollar Business Day falls in another calendar month in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

          (B) in the case of a Eurodollar Advance, any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month or at the end of such Interest Period) shall, subject to clause (A) above, end on the last Eurodollar Business Day of a calendar month; or

          (C) if the Interest Period for any Eurodollar Advance would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date.

     "Letter of Credit" shall mean any letter of credit issued by any Bank to Borrower pursuant to Section 2.1(d) hereof.
                     --------------

     "Lien" shall mean any lien, mortgage, security interest, tax lien, pledge or encumbrance, or conditional sale or title retention arrangement, or any other interest in property securing the repayment of Indebtedness, whether arising by agreement or under any statute or law, or otherwise,

     "Loan" shall mean the Revolving Credit Loans.

     "Loan Agreement" shall mean this Third Restated Revolving Credit Loan Agreement, together with all amendments and modifications hereof and supplements and attachments hereto.

     "Loan Documents" shall mean this Loan Agreement, the Notes (including any renewals, extensions, modifications and refundings thereof) and the Collateral Documents (and any amendments or supplements thereto or modifications of any of the foregoing) and any agreements or documents executed or delivered pursuant to the terms of this Loan Agreement, the Notes or of the other Loan Documents.

     "Maturity Date" shall mean May 1, 1997.

     "Maximum Commitment" shall mean the sum of (i) the Canadian Commitment, plus (ii) the Commitment.
- ----

     "Mortgaged Properties" shall have the meaning assigned to it in Section
                                                                     -------
5.1(a) hereof.
- ------

     "Net Income" shall have the meaning assigned to it in Section 8.2(n)
                                                           --------------
hereof, as calculated in the manner shown on Borrower's statement of operations.

     "Net Worth" means the total shareholder equity of Borrower and its Subsidiaries as shown on the consolidated balance sheet of Borrower and its Subsidiaries, including its exchangeable convertible preferred stock.

     "New Collateral Properties" has the meaning assigned to it in Section 4.3.
                                                                   -----------

     "Notes" shall mean the Revolving Promissory Notes executed by Borrower and delivered to Banks pursuant to the terms of this Loan Agreement, together with any renewals, extensions or modifications thereof. "Note" shall mean any of the Notes.

     "Obligation" shall mean all present and future Indebtedness, obligations and liabilities of Borrower to Banks, or any of them, and all renewals and extensions thereof, or any part thereof, and all interest accruing thereon, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such Indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, matured or unmatured.

     "Onyx Loan Agreement" shall mean that certain Term Loan Agreement dated March 30, 1994 among the Onyx Subsidiaries and Bank of Scotland.

     "Onyx Subsidiaries" shall mean, collectively, Onyx Pipeline Company, L.C., a Texas limited liability company, Onyx Gathering Company, L.C., a Texas limited liability company, and Onyx Gas Marketing Company, a Texas limited liability company.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, and any successor to all or any of the Pension Benefit Guaranty Corporation's functions under ERISA.

     "Permitted Liens" shall mean, as of any date: (i) liens granted to Banks to secure the Obligation; (ii) pledges or deposits made to secure payment of worker's compensation (or to participate in any fund in connection with worker's compensation), unemployment insurance, pensions or social security programs; (iii) contractual liens for the benefit of operators; (iv) liens imposed by mandatory provisions of law such as for materialmens, mechanic's, warehousemen's and other like liens arising in the ordinary course of business, only to the extent such liens are subordinate to all liens and security interests of Banks; (v) liens for taxes, assessments and governmental charges or levies imposed upon a Person or upon such Person's income or profits or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate reserves have been provided; (vi) good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving the borrowing of money), pledges or deposits to secure public or statutory obligations, deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, customs duties or other similar charges; (vii) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such do not impair the use of real property for the uses intended, and none of which is violated in any material respect by existing or proposed structures or land use; (viii) the terms and provisions of the leases, assignments, unit agreements and other agreements listed, identified or referred to in the Collateral Documents; (ix) the terms and provisions of the assignments and other title transfer documents under which Borrower acquired the Mortgaged Properties including any right retained by a predecessor in title of Borrower to purchase hydrocarbons produced therefrom; (x) that certain Conveyance of Production Payment dated December 1, 1992 from Arch to Cactus Funding Corporation, covering certain Properties of Arch located in Winkler County, Texas; (xi) any Liens created under that certain Purchase and Sale Agreement dated November 24, 1992 between Arch and Enron Reserve Acquisition Corp.; (xii) the Liens granted to Bank of Scotland to secure the Arch (Onyx) Guaranty; (xiii) the Liens granted to the Agent, Canadian Agent or the Canadian Lenders to secure the Arch (Canadian) Guaranty, and (xiv) any other liens or encumbrances to which Banks agree in writing that their Lien shall be subject.

     "Percentage" shall mean the following:

          (A) The initial Percentage of each Bank as of the Closing Date (based upon the Borrowing Base Allocation Certificate delivered by Borrower to Agent at the Closing Date) is as follows:


          Bank                                Percentage
          ----                                ----------

          Bank of Montreal                    ___________%

          Bank of Scotland                    ___________%

          Bank One, Texas, N.A.               ____________%


          (B) Upon each designation by Borrower of the Allocated Borrowing Base according to Section 4.1(c) hereof, the Percentage of each
                                  --------------
                Bank, effective as of the effective date of the designated Allocated Borrowing Base, shall be determined as follows:

     (i)    Bank of Montreal.
            ----------------

            (a) If the Allocated Borrowing Base is less than $30,000,000, the Percentage of Bank of Montreal shall be (i) ($10,000,000 minus
                                                                          -----
                 the amount by which the Borrowing Base exceeds the Allocated Borrowing Base) divided by (ii) the Allocated Borrowing Base;
                                 ----------
                 or


            (b) If the Allocated Borrowing Base is greater than $30,000,000, the Percentage of Bank of Montreal shall be: (i) ($10,000,000 plus the amount by which the Allocated Borrowing Base exceeds
                 ----
                 the Borrowing Base) divided by (ii) the Allocated Borrowing
                                     ----------
                 Base.


     (ii)   Bank of Scotland.  The Percentage of Bank of Scotland shall be 20%
            ----------------
times (100% minus the Percentage of Bank of Montreal).
- -----       -----

     (iii)  Bank One, Texas, N.A.  The Percentage of Bank One, Texas, N.A.
            ---------------------
shall be 80% times (100% minus the Percentage of Bank of Montreal).
             -----       -----

The Percentage of each Bank as determined according to subpart (B) above shall remain in effect until the Allocated Borrowing Base is subsequently designated by Borrower according to Section 2.1(c), whereupon the Percentage of each Bank
                         --------------
shall be redetermined according to subpart (B) above.

     "Plan" shall mean an employee benefit plan or other plan maintained by Borrower for employees of Borrower and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1954, as amended.

     "Pledged Shares" shall have the meaning assigned to it in Section 5.1(c).
                                                               --------------

     "Prior Loan Agreement" shall mean that certain Second Restated Revolving Credit Loan Agreement dated March 31, 1994 by and between Borrower and Agent, which restates a prior Restated Revolving Credit Loan Agreement between Arch and Agent dated May 1, 1991, as amended by (i) that certain First Amendment to Second Restated Revolving Credit Loan Agreement dated August 24, 1994 between Borrower and Agent, (ii) that certain Second Amendment to Second Restated Revolving Credit Loan Agreement and to Revolving Promissory Note dated December 30, 1994 between Borrower and Agent, (iii) that certain Second Amendment to Second Restated Revolving Credit Loan Agreement dated May 1, 1995 between Borrower and Agent; and (iv) that certain Third Amendment to Second Restated Revolving Credit Loan Agreement dated September 27, 1995, between Borrower and Agent.

     "Person" shall mean an individual, corporation, partnership, trust or unincorporated organization, or a government or any agency, or political subdivision thereof.

     "Property" means any interest in any kind of property or asset.

     "Proved Developed Producing Reserves" shall have the meaning assigned to that term by the Society of Petroleum Engineers, as it may be amended from time to time, but generally shall mean the subcategory of "Proved Developed Reserves" (as defined by the Society of Petroleum Engineers) which are recoverable by natural reservoir energies from the completion intervals currently open and producing to market. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery will be included as "Proved Developed Producing Reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response through existing completions producing to market that increased recovery will be achieved. Proved Developed Producing Reserves shall not include any Proved Developed Non-Producing Reserves.

     "Proved Developed Non-Producing Reserves" shall have the meaning assigned to that term by the Society of Petroleum Engineers, as it may be amended from time to time, but generally shall mean the subcategory of "Proved Developed Reserves" (as defined by the Society of Petroleum Engineers) which will become "Proved Developed Producing Reserves" upon minor capital expenditures being made with respect to existing wells which will cause formerly non-producing completions or intervals to become open and producing to market.

     "Proved Undeveloped Reserves" shall have the meaning assigned to that term by the Society of Petroleum Engineers, as it may be amended from time to time, but generally shall mean those reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Proved Undeveloped Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved Undeveloped Reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for Proved Undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

     "Reference Banks" shall mean Bank One, Texas, N.A. and Bank of Montreal, and with respect to a Eurodollar Borrowing, Reference Banks shall refer to the principal London office, if any, of any Reference Bank.

     "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

     "Revolving Credit Loans" shall have the meaning assigned to it in Section
                                                                       -------
2.1(a) hereof.
- ------

     "Revolving Period" shall have the meaning assigned to it in Section 2.1(a)
                                                                 --------------

     "Request for Borrowing" shall have the meaning assigned to it in Section
                                                                      -------
2.1(c)(i).
- ---------

     "Rollover Notice" shall have the meaning assigned to it in Section
                                                                -------
2.1(c)(iii) hereof.
- -----------

     "Subsidiary" shall mean Arch Canada, the Onyx Subsidiaries and any other corporation or limited liability company fifty percent (50%) or more of the voting shares or membership interests of which is owned, directly or indirectly, by Borrower.

     1.2. Other Definitional Provisions.
          -----------------------------

     (a) All terms defined in this Loan Agreement shall have the above-defined meanings when used in any Loan Document, certificate, report or other document made or delivered pursuant to this Loan Agreement, unless the context therein shall otherwise require.

     (b)  Defined terms used in the singular shall import the plural and vice
                                                                         ----
versa.
- -----

     (c) The words "hereof," "herein," "hereunder " and similar terms when used in this Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement.

                                  ARTICLE 2.

                              THE REVOLVING LOAN

     2.1. Revolving Loan.
          --------------

     (a)  Revolving Loan Commitment.  Subject to the terms and conditions of
          -------------------------
this Loan Agreement, each Bank severally agrees to extend to Borrower, from the date hereof through May 1, 1997 (the "Revolving Period"), a revolving line of credit which shall not exceed at any one time outstanding the Commitment (herein so called); provided, however, that the Banks agreement to extend a revolving line of credit hereunder may be increased to an amount not to exceed the Allocated Borrowing Base according to Sections 2.1(b) and 4.1(c) hereof. The
                                      --------------------------
initial Commitment hereunder shall be the sum of $30,000,000. Within the limits of this Section 2.1(a), during the Revolving Period, Borrower may borrow up to
        --------------
the Commitment (or the Allocated Borrowing Base if Section 2.1(b) is in effect),
                                                   --------------
prepay pursuant to Section 3.3(a) hereof and reborrow up to the Commitment (or
                   --------------
the Allocated Borrowing Base if Section 2.1(b) is in effect) under this Section
                                --------------                          -------
2.1(a).  Each Borrowing pursuant to this Section 2.1(a) shall be funded ratably
- ------                                   --------------
by Banks in proportion to their respective Percentages. Each advance made by a Bank hereunder is herein called an "Advance"; all Advances made by a Bank hereunder are herein collectively called a "Revolving Credit Loan"; the aggregate unpaid principal balance of all Advances made by Banks hereunder are herein collectively called the "Revolving Credit Loans"; and the combined Advances made by Banks on any given day are herein collectively called a "Borrowing". During the term of the Loan, the Commitment at any time outstanding shall never exceed the Allocated Borrowing Base then in effect, but in no event shall the Allocated Borrowing Base exceed the Maximum Commitment. The initial Commitment shall be subject to reduction or increase from time to time to an amount equal to the applicable Allocated Borrowing Base as the Borrowing Base may be redetermined from time to time as set forth in Section 4.4
                                                                     -----------
hereof or as the Adjusted Borrowing Base may be designated from time to time by Borrower as set forth in Section 4.1(c) hereof and the Commitment is reallocated
                         --------------
according to Section 2.1(b).  During the term of the Loan, the Maximum
             --------------
Commitment may be increased to an amount which Banks shall approve in writing following a request from Borrower for such increase according to Section 4.5
                                                                 -----------
hereof, but the Maximum Commitment shall never exceed the sum of $50,000,000 plus the Canadian Commitment.

     (b)  Reallocation of Commitment.  So long as no Event of Default has
          --------------------------
occurred and is continuing, Borrower may reallocate all or any portion of the Canadian Commitment to the Commitment, or reallocate all or any portion of the Commitment to the Canadian Commitment, by executing and delivering to Agent a Borrowing Base Allocation Certificate, whereupon Banks shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of the Commitment after giving effect to such reallocation. Each reallocation pursuant to this Section 2.1(b) shall be made contemporaneously with Borrower's
                 --------------
designation of the Allocated Borrowing Base according to Section 4.1(c) hereof;
                                                         --------------
provided, however, that (i) any reallocation of the Canadian Commitment and the
- --------  -------
Commitment shall not increase the Commitment above the Maximum Commitment or the Allocated Borrowing Base, and (ii) the sum of the Canadian Commitment plus the Commitment shall at all times equal the Maximum Commitment and shall never exceed the

Consolidated Borrowing Base. The amount derived by allocating any portion of the Canadian Commitment to the Commitment or any portion of the Commitment to the Canadian Commitment shall be deemed the Commitment then in effect under this Loan Agreement.

     (c)  Manner of Borrowing.
          -------------------

          (i)    Request for Borrowing.  Each request by Borrower to Agent for
                 ---------------------
an Advance or Borrowing under Section 2.1 hereof (a "Request for Borrowing")
                              -----------
shall specify the aggregate amount of such requested Advance or Borrowing, the requested date of such Advance or Borrowing, and, when the Request for Borrowing specifies a Eurodollar Borrowing, the Interest Period which shall be applicable thereto; provided, however, that the total number of Eurodollar Borrowings with Interest Periods ending on different dates which may be outstanding at any time shall never exceed six (6). Borrower shall furnish to Agent the Request for Borrowing at least three (3) Eurodollar Business Days prior to the requested Eurodollar Borrowing date (which must be a Eurodollar Business Day). A Floating Base Borrowing may be made the same date on which a Request for Borrowing is received by Agent. Any such Request for Borrowing shall be in the form attached hereto as Exhibit "A". Each Advance or Borrowing shall be in an aggregate minimum principal amount of $500,000 or any integral multiple of $100,000. Any Request for Borrowing received by Agent after 12:00 noon (Fort Worth, Texas time) on any Business Day shall be deemed to have been received on the next succeeding Business Day. After receiving a Request for Borrowing in the manner provided herein, Agent shall promptly notify each Bank by telephone (confirmed immediately by telex, telecopy or cable), telecopy, telex or cable of the amount of the Advance or Borrowing and such Bank's pro rata share of such Advance or Borrowing, the date on which the Advance or Borrowing is to be made, the interest option selected and, if applicable, the Interest Period selected.

          (ii)  Funding.  Each Bank shall, before 1:00 P.M. (Fort Worth, Texas
                -------
time) on the date of such Advance or Borrowing specified in the notice received from Agent pursuant to Section 2.1(c)(i) above, deposit such Bank's ratable
                       -----------------
portion of such Advance or Borrowing in immediately available funds to an account maintained by Agent as designated by Agent. Upon fulfillment of all applicable conditions set forth herein and after receipt by the Agent of such funds, Agent shall pay or deliver such proceeds to or upon the order of Borrower at the principal office of Agent in immediately available funds. The failure of any Bank to make any Advance required to be made by it hereunder shall not relieve any other Bank of its obligation to make its Advance hereunder. If any Bank shall fail to provide its ratable portion of such funds and if all conditions to such Borrowing shall have apparently been satisfied, Agent will make available such funds as shall have been received by it from the other Banks, in accordance with this Section 2.1(c)(ii). Neither Agent nor any Bank
                               ------------------
shall be responsible for the performance by any other Bank of its obligations hereunder. In the event of any failure by a Bank to make an Advance required hereunder, the other Banks may (but shall not be required to) purchase (on a pro rata basis, according to their respective Percentages) such Bank's Note. Upon the failure of a Bank to make an Advance required to be made by it hereunder, Agent may, in its sole discretion, attempt to obtain one or more banks, acceptable to Banks, to replace such Bank, but neither Agent nor any other Bank shall have any liability or obligation whatsoever as a result of the failure to obtain a replacement for such Bank.

          Unless Agent shall have received notice from a Bank prior to the date of any Advance or Borrowing that such Bank will not make available to Agent such Bank's ratable portion of such Advance or Borrowing, Agent may assume that such Bank has made such portion available to Agent on the date of such Borrowing in accordance with Section 2.1(c)(ii) and Agent may, in reliance upon such
                ------------------
assumption, make available to or on behalf of Borrower on such date a corresponding amount. If and to the extent such Bank shall not have so made such ratable portion available to Agent, such Bank and Borrower severally agree to repay to Agent forthwith on demand such corresponding amount, for each day from the date such amount is made available to or on behalf of Borrower until the date such amount is repaid to Agent, at the rate per annum equal to the rate applicable to the Advance or Borrowing in question. If such Bank shall repay to Agent such corresponding amount, such amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Loan Agreement.

          (iii)  Selection of Interest Option.  Upon making a Request for
                 ----------------------------
Borrowing under Section 2.1(c)(i) hereof, Borrower shall advise Agent as to
                -----------------
whether the Advance or Borrowing shall be (i) a Eurodollar Borrowing, in which case Borrower shall specify the applicable Interest Period therefor, or (ii) a Floating Base Borrowing. At least two (2) Business Days or Eurodollar Business Days, as the case may be, prior to the termination of each Interest Period with respect to a Eurodollar Borrowing (whether such termination occurs before or after the Maturity Date) Borrower shall give Agent written notice (the "Rollover Notice") of the interest option which shall be applicable to such Borrowing upon the expiration of such Interest Period. If Borrower shall specify that such Borrowing shall be a Eurodollar Borrowing, such Rollover Notice shall also specify the length of the succeeding Interest Period selected by Borrower with respect to such Advance. Each Rollover Notice shall be irrevocable and effective upon notification thereof to Agent. If the required Rollover Notice shall not have been timely received by Agent prior to the expiration of the then-relevant Interest Period, then Borrower shall be deemed to have elected to have such Borrowing be a Floating Base Borrowing. With respect to any Floating Base Borrowing, Borrower shall have the right, on any Business Day or Eurodollar Business Day as the case may be (a "Conversion Date") to convert such Floating Base Borrowing to a Eurodollar Borrowing, by giving Agent a Rollover Notice of such selection at least two (2) Business Days or Eurodollar Business Days, as the case may be, prior to such Conversion Date.

          Notwithstanding anything to the contrary contained herein, Borrower shall have no right to request a Eurodollar Borrowing if the interest rate applicable thereto under Section 3.1(a)(ii) hereof would exceed the Highest
                         ------------------
Lawful Rate in effect on the first day of the Interest Period applicable to such Eurodollar Borrowing.

      (d) Letters of Credit.  On the terms and conditions hereinafter set
          -----------------
forth, Agent or any other issuing Bank shall from time to time during the period beginning on the Closing Date and ending on the Maturity Date upon request of Borrower issue standby and/or commercial letters of credit for the account of Borrower (the "Letters of Credit") in such face amounts as Borrower may request. As of the Closing Date, the Agent has one (1) Letter of Credit in the face amount of $_________________ issued and outstanding for the account of Borrower (the "Existing Letter of Credit"). The Existing Letter of Credit shall continue in existence and shall be deemed by the

Borrower, Banks and Agent to be issued under the provisions of this Section 2.1(d) for all purposes and shall be a "Letter of Credit" as such term is defined herein. The face amount of all Letters of Credit issued and outstanding hereunder shall be considered as Advances under Section 2.1(a) hereof and all
                                                --------------
payments made by Agent (or by another issuing Bank) on such Letters of Credit shall be considered as Advances under the Notes. Each Letter of Credit issued for the account of Borrower hereunder shall (i) be in favor of such beneficiaries as specifically requested by Borrower, (ii) have an expiration date not exceeding the Maturity Date, and (iii) contain such other terms and provisions as may be required by Agent or the issuing Bank. Each Bank (other than the issuing Bank) agrees that, upon issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the issuing Bank's liability under such Letter of Credit in an amount equal to such Bank's Percentage of such liability, and each Bank (other than the issuing Bank) thereby shall absolutely, unconditionally and irrevocably assumes, as primary obligor and not as surety, and shall be unconditionally obligated to the issuing Bank to pay and discharge when due, its Percentage of the issuing Bank's liability under such Letter of Credit. Borrower hereby unconditionally agrees to pay and reimburse the Agent for account of the issuing Bank for the amount of each demand for payment under any Letter of Credit that is in substantial compliance with the provisions of any such Letter of Credit at or prior to the date on which payment is to be made by the issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt from any beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the issuing Bank shall promptly notify Borrower (through the Agent) of the demand and the date upon which such payment is to be made by the issuing Bank to such beneficiary in respect of such demand. Forthwith upon receipt of such notice from the issuing Bank, Borrower shall advise the Agent whether it intends to borrow hereunder to finance its obligations to reimburse the issuing Bank, and if so, submit a Request for Borrowing as provided in Section 2.1(c)(i) hereof.
                         -----------------

     (e)  Procedure for Obtaining Letters of Credit.  The amount and date of
          -----------------------------------------
issuance, renewal, extension or reissuance of a Letter of Credit pursuant to the Banks' commitment above in Section 2.1(d) shall be designated by Borrower's
                           --------------
written request delivered to Agent at least three (3) Business Days prior to the date of such issuance, renewal, extension or reissuance. Concurrently with or promptly following the delivery of the request for a Letter of Credit, Borrower shall execute and deliver to the Agent (or other issuing Bank) an application and agreement with respect to the Letters of Credit, said application and agreement to be in the form used by the Agent (or other issuing Bank). The Agent (or other issuing Bank) shall not be obligated to issue, renew, extend or reissue such Letters of Credit if the amount thereof when added to the principal amount of the Loan then outstanding would exceed the Allocated Borrowing Base then in effect.

     2.2. Use of Advance Proceeds.
          -----------------------

     (a)  Initial Advance.  An initial Advance shall be made to Borrower on
          ---------------
the date hereof to refinance all outstanding indebtedness due under the Prior Loan Agreement.

     (b)  Subsequent Advances.  The proceeds of any subsequent Advance may
          -------------------
be used by Borrower to acquire additional oil and gas properties and/or to fund expenditures to drill or recomplete oil and/or gas wells on Borrower's oil and gas properties and for other general corporate purposes. If the proceeds of any subsequent Advance are used to acquire additional oil and gas properties, Borrower shall execute and deliver to Agent, Collateral Documents which grant to Banks a valid, enforceable, and first priority Lien (subject to Permitted Liens) in the properties as provided in
Section 5.1. Those properties will thereafter be deemed included as Mortgaged
- -----------
Properties. Loan proceeds may be used by Borrower to acquire its own shares of Common Stock for its treasury, provided that the aggregate of the Loan proceeds utilized to acquire such shares and Borrower's earnings, cash or other consideration paid by Borrower for its shares does not exceed $1,000,000 in the aggregate during any consecutive twelve month period. Loan proceeds may be used by Borrower to fund any Letters of Credit issued pursuant to Section 2.1(d)
                                                             --------------
hereof by any Bank for the benefit of Borrower, in which case the face amount of the Letter of Credit so issued shall be deemed an Advance hereunder. The amount of credit available under the Commitment shall be reduced by the face amount of such Letter of Credit.

     2.3.  Notes Evidencing Loan.  The Loan and each Advance thereunder
           ---------------------
shall be evidenced by a Revolving Promissory Note executed by Borrower and payable to the order of each Bank (herein collectively called, together with any renewals, refundings, extensions and modifications thereof, the "Notes" and each of them a "Note") which Notes shall (i) be dated the date hereof, (ii) be in the amount of such Bank's initial Percentage of $50,000,000, (iii) be payable to the order of such Bank at the office of Agent, (iv) bear interest in accordance with
Section 3.1 hereof, and (v) be in the form of Exhibit "B" attached hereto with
- -----------
blanks appropriately completed in conformity herewith. The Notes shall renew and extend in their entirety the outstanding indebtedness evidenced by the Prior Loan Agreement. Notwithstanding the principal amount of any Note as stated in the face thereof, the amount of principal actually owing on such Note at any given time shall be the aggregate of all Advances theretofore made by such Bank to Borrower hereunder (plus the face amount of all outstanding letters of credit issued by such Bank for the benefit of Borrower), less all payments of principal thereon theretofore actually received hereunder by such Bank, provided that the aggregate amount of principal at any one time outstanding under the Notes shall never exceed the Commitment then in effect. Each Bank is authorized, but is not required, to endorse on the schedule attached to its Note appropriate notations evidencing the date and amount of each Advance as well as the amount of each payment made by Borrower thereunder.

     2.4. Fees.
          ----

     (a)  Commitment Fee.  In addition to the payments provided for in
          --------------
Sections 3.3 and 3.4 hereof, Borrower shall pay to Agent, for the account of all
- ------------     ---
Banks, on the first day of each July, October, January, and April hereafter, commencing April 1, 1996, a commitment fee at the rate of one-half of one percent (0.50%) per annum on the average daily amount of the Commitment which was unused during the three month period ending on each such date. Borrower and Banks acknowledge and agree that the commitment fees payable hereunder are bona fide commitment fees and are intended as reasonable compensation to Banks for committing to make funds available to Borrower as described herein and for no other purpose.

     (b)  Consolidated Borrowing Base Increase Fee.  Upon each increase to
          ----------------------------------------
the Consolidated Borrowing Base made pursuant to Section 4.5 herein, Borrower
                                                 -----------
shall pay to Agent, for the account
of all Banks, a fee equal to 3/8 of 1% (0.375%) of the increase to the Consolidated Borrowing Base (as redetermined pursuant to Section 4.5 herein)
                                                         -----------
over the Consolidated Borrowing Base that is then in effect, such fee to be proportionately reduced by the amount of the Consolidated Borrowing Base that is allocated to the Allocated Borrowing Base designated by Borrower upon each increase to the Consolidated Borrowing Base.

     (c)  Consolidated Borrowing Base Redetermination Fee.  Pursuant to
          -----------------------------------------------
Section 4.5 hereof, should Borrower request a discretionary redetermination of
- -----------
the then existing Consolidated Borrowing Base, Borrower shall pay to Agent, for the account of all Banks, a fee of $5,000 as reasonable compensation to Banks for conducting such redetermination of the Consolidated Borrowing Base.

     (d)  Amendment Fee.  For each amendment to this Loan Agreement that is
          -------------
requested by Borrower which amends, modifies or changes a material or significant term or provision of this Loan Agreement, Borrower shall pay to Agent, for the account of all Banks, an amendment fee equal to $5,000. On the date hereof, Borrower shall pay to Agent, for the account of all Banks, an amendment fee in the amount of $__________________ for the amendment of the Prior Loan Agreement as amended and restated by this Loan Agreement.

     (e)  Letter of Credit Fee.  For each letter of credit which is issued
          --------------------
to Borrower, Borrower shall pay the Bank issuing such letter of credit a fee of $250 plus one percent (1%) of the face amount of the letter of credit.

     (f)  Agency Fee.  Borrower shall pay to Agent such fees and other
          ----------
amounts as Borrower shall be required to pay to Agent from time to time pursuant to any separate agreement between Borrower and Agent setting forth the compensation to be paid to Agent in consideration for acting as Agent hereunder. Such fees and other amounts shall be retained by Agent for its own account, and no Bank (other than Agent) shall have any interest therein.

     2.5. Annual Review of Loan.  Prior to December 31, 1996, Banks and
          ---------------------
Borrower shall review the Loan and Borrower's performance hereunder, and Banks and Borrower may, at that time, mutually agree to extend the Revolving Period until May 1, 1998. Thereafter, Banks and Borrower shall review the Loan and Borrower's performance hereunder prior to April 1 of each succeeding year and, at the time of each such review, Banks and Borrower may mutually agree to extend the Revolving Period for one additional year, provided that no Event of Default, or event which with notice or lapse of time or both could become an Event of Default, has occurred and is continuing. If, at the time of any of the above-described reviews of the Loan, Banks and Borrower do not mutually agree to extend the Revolving Period of the Loan then the Revolving Period shall not be extended and the unpaid balance of the Notes shall be due and payable in full at the termination of the Revolving Period. If Banks and Borrower mutually agree to extend the Revolving Period, then the Maturity Date shall likewise be extended until the termination of the extended Revolving Period. Banks shall have no obligation whatsoever to extend the Revolving Period.

     2.6  Amendment and Restatement of Prior Loan Agreement.  This Loan
          -------------------------------------------------
Agreement
amends, restates and supersedes in its entirety the Prior Loan Agreement. Further, the Indebtedness and Obligation of Borrower to Agent as evidenced by the Prior Loan Agreement and any notes executed thereunder, are hereby renewed and extended by the Indebtedness and Obligation of Borrower under this Loan Agreement, the Notes and the other Loan Documents.

                                  ARTICLE 3.

                                 NOTE PAYMENTS

     3.1. Interest on the Notes.
          ---------------------

     (a)  Interest Rate.
          -------------

          (i)    Floating Base Advances.  The unpaid principal balance of each
                 ----------------------
Floating Base Advances made under the Notes shall bear interest from the date of advance until paid at a rate per annum which shall from day to day be equal to the lesser of (A) the Highest Lawful Rate, or (B) the Base Rate.

          (ii)   Eurodollar Advances.  The unpaid principal balance of each
                 --------------------
Eurodollar Advance made under the Notes shall bear interest from the date of advance until paid at a rate per annum which shall from day to day be equal to the lesser of (A) the Adjusted InterBank Rate for the Interest Period in effect plus (i) one and three-fourths percent (1-3/4%) if the Borrowing Base Percentage
- ----
is less than or equal to 25%, (2) two percent (2%) if the Borrowing Base Percentage is more than 25% but less than or equal to 50%, (3) two and one-fourth percent (2-1/4%) if the Borrowing Base Percentage is more than 50% but less than or equal to 75%, or (4) two and one-half percent (2-1/2%) if the Borrowing Base Percentage is greater than 75% or (B) the Highest Lawful Rate. Provided, however, if the Borrowing Base Percentage shall change from the ranges set forth in sub-clauses (1), (2), (3) and (4) above during the Interest Period in effect, then the rate of interest shall be the rate of interest set forth for the applicable range beginning with the day that there is a change in such range of the Borrowing Base Percentage, with subsequent changes in the rate of interest to occur if there are subsequent changes in the ranges of the Borrowing Base Percentage as set forth above, effective as of the date of such change in range.

          (iii)  Default Rate.  Provided, however, if any principal of, or
                 -------------
interest on, the Notes is not paid when due, then (in lieu of the interest rate provided above) such past due principal and interest shall bear interest at a rate per annum equal to the lesser of (a) the Base Rate plus five percent (5%), or (b) the Highest Lawful Rate ("the Default Rate").

     (b)  Limitation on Rate, If at any time and from time to time the rate
          ------------------
of interest calculated pursuant to Section 3.1(a)(i) or (ii) hereof would cause
                                   -------------------------
the interest payable on the Notes to be limited to the Highest Lawful Rate as provided in Section 3.1(a)(i) or (ii) hereof, then any subsequent reduction in
            -------------------------
the rate specified in Section 3.1(a)(i) or (ii) hereof shall not reduce the rate
                      -------------------------
of interest payable on the Notes below the Highest Lawful Rate until the total amount of interest accrued on the Notes from and after the date hereof equals the amount of interest which would have accrued thereon if the rate specified in Section 3.1(a)(i) or (ii) hereof had at all
                                 -------------------------
times been in effect.

     3.2. Principal Payments.  The unpaid principal amount of the Notes,
          ------------------
and all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

     3.3  Prepayments.
          -----------

     (a)  Optional Prepayments.  Borrower may, without premium or penalty,
          --------------------
prepay the principal of the Notes then outstanding, in whole or in part, at any time or from time to time; provided, however, that if Borrower prepays any part of the Notes that is represented by a Eurodollar Borrowing prior to the end of the Interest Period applicable to such Eurodollar Lending, Borrower shall also pay all Consequential Losses resulting therefrom; provided, further however, that each prepayment of less than the full outstanding principal balance of the Notes shall be in an amount equal to $100,000 or integral multiples of $100,000 or such lesser amount as Banks agree.

     (b)  Mandatory Prepayments.  Unless Borrower executes and delivers
          ---------------------
Collateral Documents covering New Collateral Properties as more particularly set forth in Section 4.3 hereof, Borrower shall make a mandatory prepayment of
         -----------
principal of the Notes in an amount equal to any Borrowing Base Deficiency within thirty (30) days following the Agent's notice thereof.

     3.4. Payment of Interest on the Notes.  Interest on the unpaid principal
          --------------------------------
amount of each Floating Base Advance under the Notes shall be payable monthly as it accrues on the first Business Day of each monthly period hereafter commencing March 1, 1996, and at the Maturity Date. Interest on the unpaid principal amount of each Eurodollar Advance under the Notes shall be payable on the last day of each Interest Period applicable to such Advance or, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. At least three (3) Business Days prior to the due date of any interest payment due hereunder Agent will provide Borrower with written notice setting forth the amount of interest due on such due date, which amount shall be conclusively presumed to be the actual interest due on such date. If Banks or Borrower subsequently determine that the interest amount set forth in Agent's notice is miscalculated, resulting in an underpayment or overpayment of interest due, such party shall provide the other party with written notice of such miscalculation and the amount of underpayment or overpayment resulting therefrom. If such miscalculation results in an underpayment of interest, Borrower shall pay Banks such underpayment of interest within five (5) Business Days following its receipt of such notice of such underpayment. If such miscalculation results in an overpayment of interest due, then Banks shall either refund such overpayment within five (5) Business Days following its receipt of such notice of overpayment or Banks shall credit such overpayment against the next ensuing interest payment due to Banks.

     3.5. Calculation of Interest Rates.  Interest on the unpaid principal
          -----------------------------
of the Notes shall be calculated on the basis of a 360-day year.

     3.6. Manner and Application of Payments.  All payments of principal
          ----------------------------------
of, and interest on, the Notes to Banks shall be made by Borrower to Agent, for the account of all Banks, before 2:00 p.m. (Fort Worth time), in Federal or other immediately available funds at Agent's principal banking office in Fort Worth. Whenever any payment to be made under this Agreement or the Notes shall be stated to be due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest and the commitment fee, as the case may be; provided, however, in the case of a Eurodollar Advance, if the result of such extension would be to extend such payment to another calendar month, such payment shall be made on the immediately preceding Business Day. To the extent that no Event of Default exists when any payment is made, all payments made on the Notes shall be credited, to the extent of the amount thereof, in the following manner: (i) first to fees, costs and expenses which Borrower agrees to pay under the Loan Documents for which Borrower has received an invoice no later than five (5) days prior to such payment; (ii) second, against the amount of interest accrued and unpaid on the Notes as of the date of such payment; (iii) third, against all principal (if any) due and owing on the Notes as of the date of such payment;
(iv) fourth, as a prepayment of any outstanding Floating Base Advances made on the Notes; (v) fifth, as a prepayment of any outstanding Eurodollar Advances made under the Notes and (vi) sixth, as a prepayment of any remaining Obligation. Subject to the foregoing, payments and prepayments of principal of the Notes shall be applied to such outstanding Floating Base Borrowings and Eurodollar Borrowings under such Notes as Borrower shall select; provided, however, that Borrower shall select Floating Base Borrowings and Eurodollar Borrowings to be repaid in a manner designated to minimize the Consequential Loss, if any, resulting from such payments; and provided further that, if Borrower shall fail to select the Floating Base Borrowings and Eurodollar Borrowings to which such payments are to be applied, or if an Event of Default has occurred and is continuing at the time of such payment, then Agent shall be entitled to apply the payment to such Floating Base Borrowings and Eurodollar Borrowings in the manner it shall deem appropriate or as otherwise provided in any intercreditor agreement between Banks and the Canadian Lenders.

                                  ARTICLE 4.

                         BORROWING BASE DETERMINATIONS

     4.1. Components for Determination of Borrowing Base.
          -----------------------------------------------

     (a)  The Borrowing Base.  The term "Borrowing Base" shall mean the
          ------------------
designated loan value established by Agent at its sole discretion and assigned to the Mortgaged Properties, as redetermined from time to time pursuant to the terms hereof, and shall be based upon pertinent economic variables selected by Agent at its sole discretion which evaluate the discounted present value of future net income accruing to the Mortgaged Properties. In determining the Borrowing Base, Agent shall use such combination of Proved Developed Producing Reserves, Proved Developed Non-Producing Reserves, and/or Proved Undeveloped Reserves attributable to the Mortgaged Properties as it deems proper at their sole discretion. The initial Borrowing Base is $30,000,000.

     (b)  Consolidated Borrowing Base.  The term "Consolidated Borrowing
          ---------------------------
Base" shall mean the designated loan value jointly agreed to by Banks and the Canadian Lenders after taking into account the aggregate sum of (i) the Borrowing Base as redetermined by Agent
                      ---
from time to time pursuant to the terms of Section 4.1(a) hereof plus (ii) the
                                           --------------        ----
designated loan value established by the Canadian Agent and assigned to the assets of Arch Canada pursuant to the Credit Agreement evidencing the Canadian Facility, as redetermined from time to time pursuant to such Credit Agreement. The initial Consolidated Borrowing Base is $__________________.

     (c)  Allocated Borrowing Base.  Not more than once each calendar
          ------------------------
quarter, Borrower, at its sole discretion, shall designate (pursuant to a "Borrowing Base Allocation Certificate" in the form attached hereto as Exhibit "C") to Agent that portion of the Consolidated Borrowing Base that will be allocated to the Commitment (that portion of the Consolidated Borrowing Base allocated to the Commitment from time to time is herein called the "Allocated Borrowing Base"), provided however, that the Allocated Borrowing Base shall never be less than the Commitment then in effect. The effective date of each Allocated Borrowing Base shall be the date that Agent receives Borrower's Borrowing Base Allocation Certificate designating the Allocated Borrowing Base. Upon Borrower's designation of the Allocated Borrowing Base, the Commitment shall be contemporaneously reallocated and adjusted to the amount of such Allocated Borrowing Base as provided in Section 2.1(b). Notwithstanding the
                                        --------------
foregoing quarterly limitation on Borrower's designation of the Allocated Borrowing Base, Borrower shall designate the Allocated Borrowing Base upon each redetermination of the Borrowing Base according to Section 4.2 or 4.3 hereof or
                                                   ------------------
if Borrower sells or disposes any Mortgaged Properties for net consideration of $___________ or more; provided, further, Borrower may designate the Allocated Borrowing Base at any time and from time to time during the existence of a Borrowing Base Deficiency.

     4.2. Mandatory Redeterminations of Borrowing Base.
          --------------------------------------------

     (a)  Semi-Annual Redetermination of Borrowing Base.  Borrower's
          ---------------------------------------------
Borrowing Base shall be redetermined as of each Determination Date during the term of the Loan. As of each Determination Date, Agent shall determine at its sole discretion the Borrowing Base based upon the information contained in the most recent annual reserve report required to be delivered to Agent pursuant to
Section 8.1(d) hereof and/or such economic variables and production information
- --------------
that Agent has available to it at such time. Agent shall provide Borrower with notice of the redetermined Borrowing Base and resulting Consolidated Borrowing Base that has been agreed to by the Banks and the Canadian Lender within thirty
(30) days following the applicable Determination Date. Within (___) days after Borrower's receipt of the notice of the redetermined Borrowing Base and Consolidated Borrowing Base, Borrower shall designate the Allocated Borrowing Base.

     (b)  Revised Field Rules.  There shall be a mandatory redetermination
          -------------------
of the Borrowing Base at any time if the Railroad Commission of the State of Texas should impose any modifications, revisions, alterations or amendments to its existing field rules for the Keystone Ellenburger Field, Winkler County, Texas and, as a result, there is a material change in the allowable for, or rates of production from, Borrower's Mortgaged Properties located in the Keystone Ellenburger Field, Winkler County, Texas. Upon such event, Agent shall determine at its sole discretion the Borrowing Base based upon the information contained in the most recent annual reserve report required to be delivered to Agent pursuant to Section 8.1(d) or such other economic variables and production
                  --------------
information that Agent has available at such time, taking into account any actual or anticipated changes in the allowable or rates of production respecting the Mortgaged Properties located in the Keystone Ellenburger Field, Winkler County, Texas. Agent shall provide Borrower with notice of the redetermined Borrowing Base and the resulting Consolidated Borrowing Base that has been agreed to by the Banks and the Canadian Lender within 30 days following such mandatory redetermination. Within (___) days after Borrower's receipt of the notice of the redetermined Borrowing Base and Consolidated Borrowing Base, Borrower shall designate the Allocated Borrowing Base.

     4.3.  Borrowing Base Deficiency.  If, as of any Determination Date, or
           -------------------------
following a mandatory redetermination of the Borrowing Base as provided in
Section 4.2(b), the Allocated Borrowing Base (as designated by Borrower) is less than the unpaid principal amount of the Notes as of the date of such Borrowing Base redetermination (the amount by which the unpaid principal balance of the Notes exceeds the designated Allocated Borrowing Base is herein called a "Borrowing Base Deficiency"), then Agent shall provide Borrower with written notice of such Borrowing Base Deficiency, which notice shall set forth the amount of the Borrowing Base Deficiency. Within thirty (30) days following Borrower's receipt of such notice, Borrower shall remedy the Borrowing Base Deficiency by either (i) designating an Allocated Borrowing Base that exceeds the unpaid principal balance of the Notes, (ii) paying to Banks as a mandatory prepayment of principal under Section 3.3(b) hereof an amount equal to the
                              --------------
Borrowing Base Deficiency, (iii) executing and delivering to Agent such Collateral Documents which will grant to Banks a valid, enforceable and first priority Lien (subject to Permitted Liens) in such additional oil and gas properties of Borrower (herein called "New Collateral Properties") which have a present value of Proved Developed Producing Reserves attributable to such New Collateral Properties which is not less than two times the amount of the Borrowing Base Deficiency, or (iv) providing a combination of subclauses (i) and
(iii) above which in their aggregate equal the Borrowing Base Deficiency. In the event that Borrower elects (in whole or in part) to remedy the Borrowing Base Deficiency by providing Bank with Collateral Documents granting a Lien against the New Collateral Properties, Borrower shall also deliver along with such Collateral Documents (i) a reserve report covering the New Collateral Properties prepared by a petroleum engineering firm acceptable to Agent, using parameters set forth in Regulation S-X 210.4-10 of the Securities and Exchange Commission and reflecting that the present value of the Proved Developed Producing Reserves attributable to such New Collateral Properties is not less than two times the Borrowing Base Deficiency (less the amount of principal payment made, if any, on account of such Borrowing Base Deficiency) and (ii) title opinions, title reports and other title information satisfactory to Agent indicating that Borrower has good and defensible title to the New Collateral Properties, subject to Permitted Liens. An Event of Default shall exist if Borrower fails to remedy the Borrowing Base Deficiency within thirty (30) days of its receipt of notice thereof in such manner as provided above.

     4.4. Reduction to Commitment.  If, as of any Determination Date, or
          -----------------------
following a mandatory redetermination of the Borrowing Base as provided in
Section 4.2(b) hereof, or following any designation by Borrower of the Allocated
- --------------
Borrowing Base as provided in Section 4.1(c) the Allocated Borrowing Base (as
                              --------------
redetermined) is less than the Allocated Borrowing Base that was previously in effect, then the Commitment shall be reduced to an amount equal to the redetermined

Allocated Borrowing Base.

     4.5  Special Provisions for Discretionary Increase to the Maximum
          ------------------------------------------------------------
          Commitment.
          -----------

     (a)  In addition to its designating the Allocated Borrowing Base, not more than once during any consecutive 90-day period, Borrower may request that the Consolidated Borrowing Base be redetermined and that the Maximum Commitment be increased to an amount agreed to by Banks and the Canadian Lenders after taking into account the redetermined Borrowing Base plus the Canadian Commitment
                                                    ----
then in effect. Borrower shall give Agent not less than thirty (30) Business Day's prior notice of the effective date of the requested increase to the Maximum Commitment.

     (b) With each request to increase to the Maximum Commitment hereunder, Borrower shall deliver to Agent a report prepared within 180 days prior to the date of such request by a firm or firms of independent petroleum engineers acceptable to Agent, in accordance with customary standards and procedures of the petroleum industry, or such other engineering or reserve report reasonably acceptable to Agent. The report shall evaluate the reserves attributable to the oil and gas properties of Borrower which Borrower proposes to include in the Borrowing Base for the purpose of increasing the Maximum Commitment (such properties are herein called the "Additional Properties"), and which such evaluation shall include, without limitation, a description of reserves which relate to the Additional Properties, net revenue interests and working interests attributable to such reserves, rates of production, gross revenues, operating expenses, ad valorem taxes, projected capital expenditures necessary to cause the Additional Properties to achieve the rates of production set forth in the reserve report, net revenues and present value of future net revenues attributable to such reserves and production therefrom, and a statement of the assumptions upon which such determinations were made.

     (c) Banks shall use every reasonable effort to notify Borrower within 30 Business Days after the receipt of such engineering reports and title information relating to such Additional Properties whether Banks will increase the Maximum Commitment, and if so, the amount of the Maximum Commitment as increased. If the Maximum Commitment is increased, the Borrowing Base shall be redetermined and the Allocated Borrowing Base shall be designated to an amount that does not exceed the Maximum Commitment, as increased. Banks are under no obligation to increase the Commitment unless Banks elects to do so, and any increase shall be at the sole and absolute discretion of Banks. If Banks elect to increase the Maximum Commitment, the increase to the Maximum Commitment shall be effective as of the date upon which Borrower executes and delivers to Bank appropriate documents reflecting an appropriate amendment to this Loan Agreement and Collateral Documents which will grant to Bank a valid, enforceable and first priority Lien (subject to Permitted Liens) against the Additional Properties as security for the Loan.

                                  ARTICLE 5.

                                   SECURITY

     5.1. Liens on Mortgaged Properties,
          -----------------------------

     (a)  Mortgaged Properties.  As security for the performance by Borrower
          --------------------
of the Notes and the Obligation of Borrower hereunder, Borrower has previously granted to Agent (subject to Permitted Liens) as security for the Indebtedness under the Prior Loan Agreement a valid, enforceable, perfected, first priority and the only Lien in Borrower's interests in certain oil and gas Properties located in various counties and states, and in related accounts, wells, pipes, personal property and fixtures (herein called the "Mortgaged Properties") as shown by mortgages, deeds of trust and other documents previously executed by Borrower and delivered to Bank according to the Prior Loan Agreement or other loan agreements which have been amended by the Prior Loan Agreement. In the event that Additional Properties and/or New Collateral Properties are pledged to Banks as security for the Notes pursuant to Sections 2.2, 4.3 or 4.5 hereof,
                                            ------------------------
then such Properties shall be deemed to be Mortgaged Properties. At all times, the Mortgaged Properties shall consist of Properties of Borrower containing not less than ninety percent (90%) of the Proved Developed Producing Reserves of Borrower utilized to establish the Borrowing Base then in effect.

     (b)  Onyx Subsidiaries Properties.  As additional security for the
          ----------------------------
performance by Borrower of the Notes and Obligation of Borrower hereunder, Borrower has caused the Onyx Subsidiaries to grant to Bank a valid, enforceable, perfected, second priority lien (being secondary, inferior and subject to the Lien and security interest of Bank of Scotland granted to secure the indebtedness, liabilities and obligations of the Onyx Subsidiaries under the Onyx Loan Agreement) in the properties of the Onyx Subsidiaries that are described or referred to as "Mortgaged Properties" in the Onyx Loan Agreement, provided however that such Lien secures the Obligation and the Notes only to the extent of (i) the amounts or proceeds paid by Arch to Bank of Scotland under the Arch (Onyx) Guaranty and/or (ii) the amounts or proceeds paid or allocable to the Bank of Scotland upon foreclosure of any of the Mortgaged Properties or Bank's exercise of any rights or remedies under the Collateral Documents and such amounts or proceeds are attributable to the Arch (Onyx) Guaranty or are applied by Bank of Scotland towards repayment of the indebtedness due under the Onyx Loan Agreement. Notwithstanding anything herein or in the Notes to the contrary, it is specifically provided that none of the Onyx Subsidiaries or any member thereof shall have personal, partnership, or corporate liability for the payment of the Obligations of Borrower hereunder or under the Notes or be liable for a money judgment or otherwise hereunder or under the Notes.

     (c)  Pledge of Arch Canada Stock.  As additional security for the
          ---------------------------
performance by Borrower or the Notes and Obligation of Borrower hereunder, API shall grant to Agent (or the Canadian Lender) on behalf of all Banks a valid, enforceable, perfected, first priority Lien in 66 2/3% of the shares of common stock of Arch Canada (the "Pledged Shares"), together with the stock certificates evidencing such shares and stock powers executed in blank.

     (d)  Collateral Documents.  All Liens on the Mortgaged Properties,
          --------------------
Additional Properties,

New Collateral Properties, the Pledged Shares and the second lien on the properties of the Onyx Subsidiaries have been or shall be granted pursuant to, and more fully described in, mortgages, pledge agreements, deeds of trust, assignments of production, assignments of notes and liens, financing statements, pledge agreements, stock powers, and other documents (including appropriate amendments to the mortgages and deeds of trust covering the Mortgaged Properties that were executed and delivered pursuant to the Prior Loan Agreement and the second lien of the properties of the Onyx Subsidiaries to reflect that such mortgages and deeds of trust secure payment of the Notes and that all such Liens are held by Agent (or the Canadian Agent) as collateral agent for all Banks) in form and substance satisfactory to Agent and which have been or will be executed by Borrower (and the Onyx Subsidiaries) in favor of Banks (herein called the "Collateral Documents").

     5.2  Arch (Onyx) Guaranty.  The Collateral Documents shall also secure
          --------------------
Arch's obligations to Bank of Scotland arising under the Arch (Onyx) Guaranty. Borrower and Banks hereby acknowledge and agree that the obligations of Arch under the Arch (Onyx) Guaranty shall be pari passu (on a pro rata basis) with the Obligations of Borrower under this Loan Agreement.

     5.3  Arch (Canadian) Guaranty.  The Collateral Documents shall also
          ------------------------
secure Arch's obligations to the Canadian Lenders arising under the Arch (Canadian) Guaranty. Borrower and Banks hereby acknowledge and agree that the obligations of Arch under the Arch (Canada) Guaranty shall be pari passu (on a pro rata basis) with the Obligations of Borrower under this Loan Agreement.

                                  ARTICLE 6.

                             CONDITIONS PRECEDENT

     6.1  Conditions Precedent to Loan and Initial Advance.  The obligations
          ------------------------------------------------
of Banks under this agreement are subject to the condition precedent that Borrower shall have executed and/or delivered to Agent or Banks, as appropriate, all of the following (in such quantities as may be requested by Agent), each dated or effective as of the appropriate date thereof, in form and substance satisfactory to Agent:

     (a)  Notes.  A duly executed Note of each Bank, in the form of Exhibit "B"
          -----
attached hereto with appropriate insertions.

     (b)  Loan Agreement.  This Loan Agreement.
          --------------

     (c)  Certificate.  A certificate from the chief financial officer of
          -----------
each of Arch and APC that Arch and APC are not in default under the Prior Loan Agreement.

     (d)  Resolution.  A copy of a resolution of the board of directors of
          ----------
each of Arch and APC approving each of Arch's and APC's execution of this Loan Agreement, the Notes and the other Loan Documents, with a certificate of the Secretary of each of Arch and APC that the copy is a true and correct copy of the resolution and that such resolution has not been amended or rescinded and remains in full force and effect.

     (e)  Collateral Documents.  Collateral Documents covering the Mortgaged
          --------------------
Properties and the second lien against the properties of the Onyx Subsidiaries.

     (f)  Canadian Facility/Arch (Canadian) Guaranty.  A true and correct
          ------------------------------------------
copy of the Loan Agreement evidencing Canadian Facility and the Arch (Canadian) Guaranty.

     6.2  Conditions Precedent to All Advances.  The obligation of Banks to
          ------------------------------------
make any Advance shall be subject to the following conditions precedent:

     (a)  No Defaults.  As of the date of the making of such Advance, there
          -----------
exists no Event of Default or event which with notice or lapse of time or both could constitute an Event of Default.

     (b)  Compliance with Loan Agreement.  Borrower shall have performed and
          ------------------------------
complied with all covenants, agreements and conditions contained herein which are required to be performed or complied with by Borrower before or at the date of such Advance.

     (c)  Representations and Warranties.  The representations and warranties
          ------------------------------
contained in Article 7 hereof shall be true in all respects on the date of
             ---------
making of such Advance, with the same force and effect as though made on and as of that date.

                                  ARTICLE 7.

                        REPRESENTATIONS AND WARRANTIES

     To induce Banks to enter into this Loan Agreement and to make any Advances hereunder, Borrower represents and warrants to Banks that:

     (a)  Organization and Qualification of Borrower.  Each Borrower is a
          ------------------------------------------
corporation duly organized and validly existing under the laws of the State of Delaware and has all corporate power and authority required to own its property and carry on its business as presently conducted and proposed to be conducted. Each Borrower is duly qualified or licensed to do business in each state where the Mortgaged Properties are located and in each jurisdiction where the nature of the business in which it is engaged makes such qualification or licensing necessary.

     (b)  Authorization and Power of Borrower.  Each Borrower has the
          -----------------------------------
corporate power and requisite authority to execute, deliver and carry out the terms and provisions of the Loan Documents which it has executed, and all of the documents and instruments delivered pursuant to the terms of such Loan Documents, and has taken all corporate action necessary to duly authorize (i) the execution, delivery and performance by each Borrower of the terms and provisions of the Loan Documents which it has executed and (ii) the performance by each Borrower of its obligations under the Loan Documents, including without limitation the borrowing and repayment of money by Borrower under the Notes and the Loan Agreement.

     (c)  Conflicts.  Neither the execution and delivery of the Loan
          ---------
Documents, nor consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof by Borrower, will contravene in any material respect any provision of law, statute, rule or regulation to which each Borrower is subject or any judgment, decree, license, order or permit applicable to each Borrower, or will conflict or will be inconsistent with, or will result in any material breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (except liens in favor of Banks) upon any of the property or assets of Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which each Borrower is a party or by which each Borrower may be bound, or to which each Borrower may be subject, or conflict with or contravene any provision of the articles of incorporation and/or bylaws of each Borrower.

     (d)  Consents, Etc.  No consent, approval, authorization or order of
          -------------
any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of the Loan Documents it has executed or to consummate the transactions contemplated hereby or thereby.

     (e)  Enforceable Obligations.  The Loan Documents, when duly executed
          -----------------------
and delivered by Borrower with this Loan Agreement, will be legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

     (f)  Liens.  The Liens granted to Banks pursuant to the Collateral
          -----
Documents are valid and enforceable first priority Liens securing the Notes and the Obligation applicable to such Collateral Documents, except for Permitted Liens.

     (g)  Financial Condition.  The financial statements and information of
          -------------------
Borrower and its Subsidiaries and all related notes to such financial statements which have been delivered to Agent or Banks pursuant to the terms hereof, fairly present the financial position (including all contingent liabilities) of Borrower as of the dates of such financial statements; no material adverse changes have occurred in the financial condition or business of Borrower since such dates.

     (h)  Other Liabilities.  As of the date hereof, there are no material
          -----------------
obligations, liabilities (including contingent and indirect liabilities and obligations), indebtedness or unusual forward or long-term commitments of Borrower, which have not been disclosed to Agent or Banks in writing prior to the date hereof.

     (i)  No Event of Default.  No event has occurred and is continuing
          -------------------
which constitutes an Event of Default or would, with the lapse of time or giving of notice or both, constitute an Event of Default.

     (j)  Full Disclosure.  There is no fact known to Borrower that has not
          ---------------
been disclosed to Agent or Banks in writing which could materially adversely affect the properties, business, prospects or condition (financial or otherwise) of Borrower.

     (k)  Principal Office, etc.  The principal office and principal place of
          ---------------------
business of Borrower is in Fort Worth, Texas.

     (1)  No Litigation.  Except as previously disclosed in writing by
          -------------
Borrower to Agent or Banks, there are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower, in equity or before any federal, state, municipal or other governmental department, commission, body, bureau, agency or instrumentality, domestic or foreign which, if determined adversely to Borrower, would have a material adverse effect on the financial or other condition or business of Borrower, and there are no outstanding judgments, injunctions, writs, rulings or orders by any court or governmental body against Borrower.

     (m)  Payment of Taxes.  All federal income tax returns and all state
          ----------------
franchise tax returns required to be filed by Borrower in any jurisdiction have been filed, and no taxes, assessments, fees or other governmental charges upon Borrower or upon any of Borrower's properties, including without limitation the Mortgaged Properties, are delinquent.

     (n)  Compliance with Laws and Regulations.  Borrower is in material
          ------------------------------------
compliance with all statutes, laws, rules, regulations and orders pertaining to its ownership and/or operation of the Mortgaged Properties.

     (o)  Mortgaged Properties.  Subject to the Permitted Liens, Borrower
          --------------------
holds good and defensible title to each of the Mortgaged Properties; Borrower has granted to Banks to secure the Obligation a valid, enforceable, perfected, first priority and the only (except for Permitted Liens) Lien in not less than, and Borrower is entitled to receive not less than, that percentage of oil, gas and other hydrocarbons produced from the land covered by the leases pertaining to the Mortgaged Properties (after deduction of all royalties, overriding royalties and other interests payable from or measured by production) equal to the "net revenue interest" specified in the evaluation of such Mortgaged Properties in the most recent engineering and/or reserve report(s) covering such Mortgaged Properties which are delivered to Agent or Banks hereunder, with the term "net revenue interest" meaning the proportionate share of the production of oil, gas or other minerals to which Borrower is entitled after deduction of all royalties, overriding royalties and other interests payable from or measured by production; Borrower has granted to Banks to secure the Obligation a valid, enforceable, perfected, first priority and the only (except for permitted Liens) Lien in the "working interest" specified in the evaluation of such Mortgaged Properties in the most recent engineering report(s) and/or reserve reports covering such Mortgaged Properties which are delivered to Banks hereunder, with the term "working interest", as used herein, meaning the right to explore for, drill and produce oil, gas or other minerals; Borrower is not obligated to bear more than that percentage of the cost of all operations conducted on the Mortgaged Properties equal to the "working interest" as above described.

     (p)  Environmental Matters.  Borrower and any Mortgaged Properties are
          ---------------------
not (i) in
violation of, in any material respect, any Environmental Laws, nor are there existing, pending or, to the best of Borrower's knowledge, threatened any investigation or inquiry by any Governmental Authority pursuant to any Environmental Laws, nor are there existing or pending any remedial obligations under any Environmental Laws, or (ii) subject to threatened investigation (other than those the outcome of which would not involve substantial fees, penalties or liability to Borrower) by any Governmental Authority pursuant to Environmental Laws, or any remedial obligation under Environmental Laws (other than remedial obligations that may be customary with respect to the operations or business of the Borrower or that do not involve substantial fines, penalties or liability on the part of the Borrower) and this representation will continue to be true and correct following disclosure to the applicable Governmental Authorities of all relevant facts, conditions and circumstances, if any, pertaining to Borrower or any Mortgaged Property.

     (q)  ERISA.  (a) No Reportable Event has occurred and is continuing
          -----
with respect to any Plan; (b) PBGC has not instituted proceedings to terminate any Plan; (c) neither Borrower, nor any duly-appointed administrator of a Plan
(i) has incurred any liability to PBGC with respect to any Plan other than for premiums not yet due or payable or (ii) has instituted or intends to institute proceedings to terminate any Plan under Section 4041 or 4041A of ERISA or withdraw from any Multi-Employer Pension Plan (as that term is defined in Section 3(37) of ERISA); and (d) each Plan of Borrower has been maintained and funded in all material respects in accordance with its terms and with all provisions of ERISA applicable thereto.

                                  ARTICLE 8.

                             BORROWER'S COVENANTS

     8.1.  Affirmative Covenants.  So long as the Notes or any part thereof
           ---------------------
is outstanding, and until payment in full of the Notes, the performance of the Obligation thereunder and the termination of the Banks' commitment, Borrower agrees that, unless Banks shall otherwise consent in writing:

     (a)  Financial Statements and Reports of Borrower.  Borrower shall
          --------------------------------------------
furnish to Agent: (i) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of Borrower, commencing with the fiscal year ending December 31, 1995, a consolidated audited balance sheet of Borrower prepared as of the close of such fiscal year and audited statements of operations, changes in shareholders equity and statements of cash flows of Borrower for such year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail; such financial statements of Borrower shall be certified by an independent public accountant selected by Borrower and satisfactory to Agent; and (ii) within forty-five (45) days after the end of the first three fiscal quarters of each fiscal year of Borrower, commencing with the fiscal quarter ending March 31, 1996, consolidated unaudited financial information with respect to Borrower of the type described in item (i); such financial information and reports of Borrower specified in items (i) and (ii) to be accompanied by a quarterly certificate of compliance, in the form of Exhibit "D", executed by the chief financial officer of Borrower certifying that the attached financial statements are true and correct and have been prepared in accordance with Generally Accepted Accounting Principles, Borrower has complied with all of the terms and conditions of the

Loan Agreement, and no event has occurred which constitutes an Event of Default or would, with the lapse of time or giving of notice, or both, constitute an Event of Default.

     (b)  Financial Statements and Reports of Onyx Subsidiaries.  Borrower
          -----------------------------------------------------
shall furnish to Agent: (i) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Onyx Subsidiaries, commencing with the fiscal year ending December 31, 1995, a consolidated audited balance sheet of the Onyx Subsidiaries prepared as of the close of such fiscal year and audited statements of operations, changes in members equity and statements of cash flows of the Onyx Subsidiaries for such year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail; such financial statements of the Onyx Subsidiaries shall be certified by an independent public accountant selected by the Onyx Subsidiaries and satisfactory to Agent; and (ii) within forty-five (45) days after the end of the first three fiscal quarters of each fiscal year of the Onyx Subsidiaries, commencing with the fiscal quarter ending March 31, 1996, consolidated unaudited financial information with respect to the Onyx Subsidiaries of the type described in item (i); and a statement setting forth the total volumes of gas, liquid hydrocarbons or products thereof sold by the Onyx Subsidiaries during the preceding fiscal quarter.

     (c)  Financial Statements and Reports of Arch Canada.  Borrower shall
          -----------------------------------------------
furnish to Agent on the identical dates prescribed in the Credit Agreement evidencing the Canadian Facility all financial statements and reports concerning Arch Canada that Arch Canada is required to provide to the Canadian Agent pursuant to such Credit Agreement.

     (d)  Reserve and Production Reports.  Borrower shall deliver to Agent
          ------------------------------
within ninety (90) days after the end of each fiscal year a reserve report, prepared as of the end of such fiscal year, by Ryder Scott and Associates or such firm or firms of independent petroleum engineers designated by Borrower and approved by Agent, evaluating the Mortgaged Properties and prepared in accordance with the customary standards and procedures of the petroleum industry (such evaluation shall include, without limitation, a description of reserves, rates of production, gross revenues, operating expenses, ad valorem taxes, capital costs, net revenues and the discounted present value of future net revenues attributable to the Proved Developed Producing Reserves, Proved Developed Non-Producing Reserves and Proved Undeveloped Reserves and production therefrom and a statement of the assumptions upon which such determinations were made).

     (e)  Payment of Taxes, etc.  Borrower shall pay and discharge all
          ---------------------
taxes, assessments, governmental charges, levies and all lawful claims which, if unpaid, might become a Lien or charge upon the Mortgaged Properties; provided, Borrower shall not be deemed in default if any such taxes, assessments, governmental charges, levies or claims are being contested by Borrower in good faith.

     (f)  Insurance and Insurance Summaries.  Borrower shall maintain on all
          ---------------------------------
of its assets and properties, now owned or hereafter acquired, and with respect to its personal liability, insurance issued by responsible companies in such amounts and against such risks as it deems prudent. Within sixty (60) days after the end of each fiscal year of Borrower, Borrower shall deliver to Agent a summary of all insurance coverage maintained by Borrower, including a summary of the carriers of such insurance, the properties and risks insured, the amounts of such insurance and other information regarding insurance coverage as is reasonably requested by Bank.

     (g)  Operations and Properties.  Borrower shall act prudently and in
          -------------------------
accordance with customary industry standards in managing or operating its assets, properties, business and investments, including without limitation the Mortgaged Properties; Borrower shall keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary and material to the conduct of its business, including without limitation all wells and equipment necessary or useful in the operation of the Mortgaged Properties; provided, Borrower shall never be deemed obligated to rework, recomplete, redrill or otherwise maintain any well or production facility when, in Borrower's judgment, it would be imprudent or uneconomic to do so.

     (h)  Amendments to Onyx Loan Agreement/Arch (Onyx) Guaranty.  Promptly
          ------------------------------------------------------
after execution of same, Borrower shall provide to Agent true and correct copies of all amendments, supplements, modifications, renewals, extensions or rearrangements of the Onyx Loan Agreement and the Arch (Onyx) Guaranty.

     (i)  Amendments to Canadian Facility/Arch (Canadian) Guaranty.
          --------------------------------------------------------
Promptly after execution of same, Borrower shall provide to Agent true and correct copies of all amendments, supplements, modifications, renewals, extensions or rearrangements of the Loan Agreement evidencing the Canadian Facility and the Arch (Canadian) Guaranty.

     (j)  Compliance with Applicable Laws.  Borrower shall comply with the
          -------------------------------
requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially and adversely affect the business or credit of Borrower.

     (k)  Litigation.  Borrower shall give notice in writing to Agent of the
          ----------
commencement of, and any material determination in, all litigation and all proceedings before any governmental or regulatory agencies materially affecting Borrower.

     (l)  Changes of Fact.  Borrower shall notify Agent in writing of any
          ---------------
change in any material fact or circumstance represented or warranted in this Loan Agreement or the other Loan Documents.

     (m)  Maintenance of Rights.  Borrower shall preserve and maintain all
          ---------------------
of its rights, privileges and franchises necessary in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices.

     (n)  Maintenance and Granting of Liens, Mortgages and Security
          ------------------------------------------------ --------
Interests.  Borrower shall execute and deliver to Agent all security agreements,
- ---------
pledge agreements, stock powers, financing statements, documents and instruments, and do such other things, as are required by Article 5 hereof, or
                                                          ---------
as Agent (or the Canadian Agent) shall reasonably request in order to maintain (subject to Permitted Liens) as valid, enforceable, perfected and first priority Liens, all Liens granted to Banks pursuant to this Loan Agreement.

     (o)  Notice of Default.  Borrower shall furnish to Agent, upon becoming
          -----------------
aware of the existence of any condition or event constituting an Event of Default or any event which, with the lapse of time or giving of notice, or both, would constitute an Event of Default, a written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

     (p)  Compliance with Loan Documents.  Borrower shall promptly comply
          ------------------------------
with any and all applicable covenants and provisions of the Loan Documents.

     (q)  Compliance with Material Agreements.  Borrower shall comply in all
          -----------------------------------
material respects with all material agreements, operating agreements, leases, or other documents binding on Borrower, or affecting its properties or business.

     (r)  Books and Records; Inspection.  Borrower and each of its
          -----------------------------
Subsidiaries shall at all times keep complete and accurate books, records and accounts of transactions, which records shall fairly present its financial position and results of operations; and Borrower shall, upon request by Agent, give any representative or agent of Agent or any Bank access during normal business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower relating to its or its Subsidiaries' affairs.

     (s)  Agreements Affecting the Mortgaged Property.  Borrower shall
          -------------------------------------------
deliver to Agent upon request by Agent copies of all material operating agreements, pooling or unitization agreements, sales or processing contracts, preferential purchase right agreements, drilling and/or development agreements, pipeline transportation agreements and other material agreements which pertain to the Mortgaged Properties, the operation thereof or the disposition of production attributable thereto.

     (t)  Compliance with Covenants in Collateral Documents.  In addition to
          -------------------------------------------------
the foregoing covenants, Borrower shall comply with all covenants contained in the Collateral Documents, and specifically those covenants dealing with the operation and maintenance of the Mortgaged Properties.

     (u)  Other Notices.  Borrower shall promptly notify Agent of (a) any
          -------------
default or claimed or asserted default under any agreement (including the Onyx Loan Agreement or the Canadian Facility), contract or other instrument to which Borrower is a party or by which any of its properties are bound, or any acceleration of the maturity of any Indebtedness of Borrower in an amount greater than $100,000, and (b) any adverse claim against or affecting Borrower or any of its properties which is in excess of $100,000.

     (v)  Business Plan.  Borrower shall furnish to Agent a five-year
          -------------
business plan within 90 days after the end of each of its fiscal years. The business plans shall contain in reasonable detail projections of revenue and expense, capital expenditures and management's goals and objectives and shall set forth the basis and assumptions utilized in the preparation thereof. The plans shall also include (i) in financial statement format, projected balance sheets, profit and loss statements and sources and uses of funds, and (ii) cash flow projections.

     (w)  Copies of Filings, Etc.  Concurrently with transmission thereof,
          -----------------------
Borrower shall furnish to Agent copies of all financial statements, proxy statements and other statements and reports as Borrower or any Subsidiary sends to its stockholders or members, and copies of all registration statements and all regular, special or periodic reports which Borrower or any Subsidiary files, or any of its officers or directors file with respect to Borrower, any Subsidiary or their securities, with the Securities and Exchange Commission or with any securities exchange on which any of Borrower's securities or its Subsidiaries' securities are then listed, if any, and copies of all press releases and other statements made available generally by Borrower or any Subsidiary to the public concerning material developments in Borrower's or any Subsidiary's business.

     (x)  Environmental.  Borrower will provide to Agent copies of all
          -------------
notices received from or required to be made to (when sent) any Governmental Authority (other than notices routinely received or submitted in the ordinary course of business) relating to the release or threatened release of hazardous substances (as defined in any Environmental Law) by Borrower in connection with any of the Mortgaged Properties that is reportable under any Environmental Law now or hereafter in effect. Borrower agrees to indemnify and hold Banks harmless, from and against any and all fines, penalties, cleanup costs and assessments levied by any Governmental Authority, together with all claims, liabilities, causes of action, damages, costs and expenses (including attorneys' fees and court costs but excluding claims, liabilities, etc. arising out of the gross negligence or willful misconduct of Banks), now existing or hereafter arising, asserted against or incurred by any Bank arising out of or in connection with the presence, storage, discharge, use, disposal, transportation or remediation of any hazardous substances (as defined in any Environmental Law) on or about any of the Mortgaged Properties in violation of any Environmental Laws affecting any of the Mortgaged Properties.

     8.2. Negative Covenants.  So long as any Bank has any Commitment
          ------------------
hereunder or the Loan or any part thereof is outstanding and until payment in full of the Notes and the performance of the obligation, Borrower agrees that, unless Banks shall otherwise consent in writing:

     (a)  Limitation on Liens.  Borrower shall not create or suffer to exist
          -------------------
any Lien upon any of its oil and gas properties, except for Permitted Liens.

     (b)  Limitation on Sale of Mortgaged Properties.  Without the prior
          ------------------------------------------
approval of Banks, Borrower shall not sell, convey, exchange, lease or otherwise dispose of any of the Mortgaged Properties having an aggregate value in excess of $100,000, excluding obsolete or worn-out equipment and oil, gas and hydrocarbons sold in the ordinary course of Borrower's business.

     (c)  Certain Transactions.  With respect to the Mortgaged Properties,
          --------------------
Borrower shall not enter into any transaction with any Affiliate except for transactions with Affiliates upon terms not less favorable to Borrower than would be obtainable at the time in comparable transactions of Borrower in arm's length dealings with Persons other than Affiliates.

     (d)  Place of Business.  Borrower shall not move its principal place of
          -----------------
business or chief executive office without giving Agent written notice thereof.

     (e)  Limitation on Consolidation, Merger, Etc.  Borrower shall not
          -----------------------------------------
consolidate with or merge into, or permit any Subsidiary to consolidate with or merge into, any other Person or permit any other Person to consolidate with or merge into it or any Subsidiary, or transfer, or permit any Subsidiary to transfer, all, or substantially all, of its Property.

     (f)  Limitation on Investments and New Businesses.  Borrower shall not
          --------------------------------------------
engage directly or indirectly in any new business or make any acquisitions, investments, or commitments, except such businesses, operations, acquisitions, or investments which are incidental to or reasonably related to the present businesses and operations conducted by Borrower or any Subsidiary and except (A) investment in obligations of the United States government or any agency thereof or obligations guaranteed by the United States government having a maturity not in excess of one year, (B) investments in certificates of deposit of financially sound commercial bank having a maturity not in excess of one year language, (C) investments in commercial paper with a rating of at least "Prime 1" according to Moody's Investors Service, Inc., or a similar rating of a comparable or successor service, having a maturity not in excess of one year.

     (g)  Limitation on Credit Extensions.  Borrower shall not extend credit,
          -------------------------------
credit, make advances or make loans to any Person or entity other than normal and prudent extensions of credit in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner; provided, however, that Borrower shall make no advances, loans or extensions of credit to or for the benefit of any of the Onyx Subsidiaries.

     (h)  Fiscal Year.  Borrower shall not change its fiscal year.
          -----------

     (i)  Certain Agreements.  Borrower shall not enter into any agreement,
          ------------------
which by its terms would expressly restrict its performance of its obligations pursuant to this Loan Agreement. Further, Borrower shall not enter into any transaction with any of its officers, directors, employees or affiliates (as defined in Rule 405 under Securities Act of 1933, as now or later amended), except for agreements expressly contemplated by this Agreement and except for employment and compensation arrangements entered into on an arms-length basis and containing only reasonable and customary terms.

     (j)  Dividends.  Borrower shall not declare or pay or permit any
          ---------
Subsidiary to declare or pay any dividends, other than stock dividends on Borrower's stock; provided, however, to the extent permitted under the Onyx Loan Agreement, the Onyx Subsidiaries may make distributions to their members in the amount of such members' income tax liabilities respecting their respective ownership interests in the Onyx Subsidiaries and, provided, further, so long as no Event of Default exists hereunder, Borrower may declare and pay dividends on the Exchangeable Convertible Preferred Stock that has been issued to Travelers Insurance Company.

     (k)  Net Worth.  Borrower shall not permit its Net Worth at the end of
          ---------
each of any fiscal year to be less than $27,000,000.

     (1)  Limitation on Additional Indebtedness.  Borrower shall not create,
          -------------------------------------
incur, assume or otherwise become or remain liable with respect to Indebtedness, except:

          (1)  The Loan.

          (2) The Indebtedness shown on Borrower's balance sheet for the year ending December 31, 1995;

          (3)  Trade payables not more than sixty (60) days past due;

          (4) The Arch (Onyx) Guaranty, provided, however, that, without the prior consent of Banks, Arch shall not agree to amend the Arch (Onyx) Guaranty if such amendment would cause the obligations of Arch (Onyx) under the Arch Guaranty to exceed the obligations of Arch under the Arch (Onyx) Guaranty as they exist as of the date hereof;

          (5)  The Arch (Canadian) Guaranty; and

          (6) $5,000,000 Convertible Subordinated Notes held by Travelers Insurance Company (and affiliates thereof) and Connecticut General Life Insurance Company (and affiliates thereof).

     (m)  Indebtedness to Net Worth Ratio.  Borrower shall not permit the
          -------------------------------
ratio of the consolidated Indebtedness of Borrower and its Subsidiaries to Net Worth to be greater than 2.5:1.

     (n)  Coverage Ratio.  Borrower shall not permit the ratio of the
          --------------
consolidated Net Income of Borrower and its Subsidiaries divided by the total of consolidated interest and principal payments at any fiscal quarter end to be less than 1.0:1.0. "Net Income" means the consolidated net income of Borrower and its Subsidiaries before dividends on preferred stock calculated in the manner shown on its statements of operations plus the following categories of expense as shown on its statements of operations: (i) depreciation, depletion, and amortization expense ("D,D&A"), (ii) current and deferred income tax expense, and (iii) interest expense, less non-cash production payment revenues, calculated on a rolling twelve month basis.

     (o)  Working Capital.  Borrower shall not permit the ratio of the
          ---------------
current consolidated assets of Borrower and its Subsidiaries to the current consolidated liabilities of Borrower and its Subsidiaries to be less than 0.9:1 at any time.

                                  ARTICLE 9.

                               EVENTS OF DEFAULT

     9.1.  Event of Default.  An "Event of Default" shall exist if any one
           ----------------
or more of the following events (herein called "Events of Default") shall occur:

     (a)  Failure of Payment.  Borrower shall fail to pay or cause to be
          ------------------
paid when due (whether at stated maturity, by acceleration or otherwise) all or any part of the principal of or interest on the Notes executed hereunder or any other payment required hereunder or under the Loan Documents.

     (b)  False Representation.  Any material representation or warranty
          --------------------
made under the Loan Documents or in any certificate or statement furnished or made to Agent or any Bank pursuant hereto or in connection herewith, shall prove to be untrue in any material respect as of the date on which such representation or warranty is made.

     (c)  Breach of Covenant.  Any material default or breach shall occur in
          ------------------
the performance of any of the covenants or agreements of Borrower, contained herein or in any of the other Loan Documents.

     (d)  Renunciation of Obligation.  Borrower renounces its material
          --------------------------
obligations hereunder or under the Loan Documents, or any of the Loan Documents becomes or is declared invalid or unenforceable.

     (e)  Bankruptcy.  Borrower shall (1) apply for or consent to the
          ----------
appointment of a receiver, trustee, intervenor, custodian or liquidator of itself or of all or a substantial part of its assets, (2) file a voluntary petition in bankruptcy or admit in writing that it is unable to pay its debts as they become due, (3) make a general assignment for the benefit of creditors, (4) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (5) file an answer admitting the material allegations of or consent to or default in answering a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or action shall be taken by such Person for the purpose of effecting any of the foregoing.

     (f)  Bankruptcy Orders, etc.  An order, judgment or decree shall be
          ----------------------
entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of Borrower, an "order for relief" under applicable bankruptcy law, or appointing a receiver, trustee, intervenor, custodian, or liquidator of Borrower or of all or substantially all of its assets.

     (g)  Default Under Other Documents.  A material default shall occur
          -----------------------------
under any other loan agreement, credit agreement or note between Banks and Borrower or under any other collateral document executed by Borrower given to secure payment of Indebtedness owed to Banks by Borrower.

     (h)  Liens Invalid.  To a material extent, any of the Liens granted (or
          -------------
purported to be granted) to Bank pursuant to, or as described in, Article 5 hereof should become invalid or unenforceable or cease to be (subject to Permitted Liens) first priority Liens.

     (i)  Judgments.  Any judgment or judgments for the payment of money in
          ---------
the aggregate excess of $100,000 shall be rendered against Borrower and such judgment or judgments shall not be satisfied or discharged at least ten (10) days prior to the date on which any of the assets of such Person could lawfully be sold to satisfy such judgment or judgments.

     (j)  Material Defaults.  Borrower should fail to pay when due any
          -----------------
Indebtedness in the aggregate excess of $100,000 or should default in the performance of Borrower's material obligations under any promissory note, credit agreement, loan agreement or collateral document relating to or securing any such Indebtedness in the aggregate excess of $100,000.

     (k)  Dissolution of Borrower.  The occurrence of any event resulting in the
          -----------------------
 dissolution of Borrower.

     (1)  Borrowing Base Deficiency.  Upon the occurrence of a Borrowing
          -------------------------
Base Deficiency, Borrower shall fail to remedy such Borrowing Base Deficiency in the manner and within the time set forth in Section 4.3 hereof.
                                            -----------

     (m)  Default Under Onyx Loan Agreement.  A material default shall occur
          ---------------------------------
under the Onyx Loan Agreement and such default is not cured or satisfied within the applicable cure period therefor as set forth in the Onyx Loan Agreement.

     (n)  Default Under Canadian Facility.  A material default shall occur
          -------------------------------
under the Loan Agreement evidencing the Canadian Facility and such default is not cured or satisfied within the applicable cure period therefor as set forth in such Loan Agreement.

     9.2. Materiality.  With respect to the Events of Default set forth in
          -----------
Sections 9.1 (b), (c), (d), (g), (h), (m) and (n) the term "material" shall mean
- -------------------------------------------------
any event or occurrence which results or may result in a significant adverse effect upon the Borrower, the Mortgaged Properties, Borrower's title to the Mortgaged Properties or Borrower's ability to make payments on the Notes as they come due, or which has an adverse impact on Borrower or Borrower's interest in the Mortgaged Properties which is in excess of $100,000.

     9.3. Notice of Event of Default.
          --------------------------

     (a)  Monetary Defaults.  Upon Agent's or any Bank's becoming aware of
          -----------------
an Event of Default set forth in Section 9.1(a) hereof, Agent shall immediately
                                 --------------
send notice to Borrower of such Event of Default, which notice shall set forth the amount of the payment due from Borrower to Banks. As to an Event of Default for which notice is due under this Section 9.3(a), before pursuing any remedies
                                   --------------
to which it is entitled, Banks shall allow Borrower five (5) Business Days from the date of such notice to remedy or cure such Event of Default.

     (b)  Certain Non-Monetary Defaults.  Upon Agent's or any Bank's
          -----------------------------
becoming aware of any Event of Default set forth in Sections 9.1 (b), (c), (d),
                                                    ---------------------------
(g), (h), (i), or (j) hereof, Agent shall immediately send notice to Borrower of
- -------------     ---
such Event of Default, which notice shall sufficiently describe the circumstances giving rise to such Event of Default. As to such Events of Default for which notice is due under this Section 9.3(b), before pursuing any
                                           --------------
remedies to which it is entitled, Banks shall allow Borrower twenty (20) Business Days from the date of such notice within which to remedy or cure such Event of Default. Banks shall not be required to provide to Borrower any notice of any Events of Default set forth in Sections 9.1(e), (f), (k), (l), (m) or (n)
                                      -----------------------------------    ---
prior to its
exercising its remedies.

     9.4. Remedies Upon Event of Default.  If an Event of Default shall have
          ------------------------------
occurred and remain uncured or unremedied after the applicable cure periods set forth in Section 9.3 hereof, then Banks may at their option, (i) terminate
         -----------
their Commitment and any obligations to make Advances hereunder, (ii) declare the principal of, and all interest then accrued on, the Notes and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of acceleration or intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Notes to the contrary notwithstanding, (iii) reduce any claim to judgment, and/or (iv) pursue and enforce any of Banks' rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement. In addition to the foregoing, the Obligation shall be deemed to be immediately and automatically accelerated upon the occurrence of any Event of Default specified in Sections 9.1(e) and (f) hereof.
                     ---------------     ---

     9.5. Performance by Banks.  Should Borrower fail to perform any
          --------------------
applicable covenant, duty or agreement contained herein or in any of the Loan Documents, Agent or Banks may, at their option, perform or attempt to perform such covenant, duty or agreement on behalf of such Person. In such event, Borrower shall, at the request of Agent, promptly pay any amount expended by Agent or Banks in such performance or attempted performance to Banks, together with interest thereon from the date of such expenditure until paid at the Default Rate. Notwithstanding the foregoing, it is expressly understood that neither Agent nor Banks assume, and shall never have, any liability or responsibility for the performance of any duties of Borrower or under any of the Loan Documents or other control over the management and affairs of Borrower.

                                  ARTICLE 10

           YIELD PROTECTION; SPECIAL PROVISIONS FOR EURODOLLAR LOANS

     10.1. Capital Adequacy.  If, after the date hereof, any Bank shall
           ----------------
determine that either (i) the adoption of any applicable law, rule, regulation or guideline regarding capital adequacy and applicable to commercial banks or financial institutions generally or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or (ii) compliance by such Bank (or any lending office of such Bank) with any request or directive applicable to commercial banks or financial institutions generally regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on such Bank's capital or the capital of such Bank's holding company as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount reasonably deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to Agent), Borrower shall pay to such Bank such additional amount or amounts as will adequately compensate such Bank for such reduction. Each Bank will promptly notify Borrower and Agent of any event of which it has actual knowledge, occurring after the date thereof, which will entitle such Bank to compensation pursuant to this Section 10.1. A
                                                              ------------
certificate of such Bank claiming compensation under this Section 10.1 and
                                                          ------------
setting forth the additional amount of amounts to be paid to it hereunder shall be conclusive in the absence of manifest error, and provided that such determination is made on a reasonable basis.

    10.2. Special Provisions for Eurodollar Loans.
          ----------------------------------------

     (a)  Inadequacy of Eurodollar Loan Pricing.  If, with respect to an
          -------------------------------------
Interest Period for any Eurodollar Borrowing:

          (i) Agent determines that, by reason of circumstances affecting the interbank eurodollar market generally, deposits in Dollars (in the applicable amounts) are not being offered to the Reference Banks in the interbank eurodollar market for such Interest Period, or

          (ii) Banks advise Agent that the InterBank Offered Rate as determined by Agent will not adequately and fairly reflect the cost to Banks of maintaining or funding the Eurodollar Borrowing for such Interest Period, then Agent shall forthwith give notice thereof to Borrower and Banks, whereupon until Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, (a) the obligation of Banks to make Eurodollar Advances shall be suspended and (b) Borrower shall either (i) repay in full the then-outstanding principal amount of the Eurodollar Borrowings, together with accrued interest thereon on the last day of the then-current Interest Period applicable to such Eurodollar Borrowings, or (ii) convert such Eurodollar Borrowings to Floating Base Borrowings in accordance with Section 2.1(c)(iii) of
                                                          -------------------
this Loan Agreement on the last day of the then-current Interest Period applicable to each such Eurodollar Borrowing.

     (b)  Illegality.  If, after the date of this Loan Agreement, the
          ----------
adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank to make, maintain or fund its Eurodollar Advances, and such Bank shall so notify Agent, Agent shall forthwith give notice thereof to Banks and Borrower. Before giving any notice pursuant to this Subsection, such Bank shall designate a different Eurodollar lending office if such designation will avoid the need for giving such notice and will not be otherwise disadvantageous to any non-trivial extent to such Bank (as determined in good faith by such Bank). Upon receipt of such notice, Borrower shall either (i) repay in full the then outstanding principal amount of the Eurodollar Advance of such Bank, together with accrued interest thereon, or (ii) convert such Eurodollar Advance to a Floating Base Advance, on either (a) the last day of the then current Interest Period applicable to such Eurodollar Advance if such Bank may lawfully continue to maintain and fund such Eurodollar Advance to such day or (b) immediately if such Bank may not lawfully continue to fund and maintain such Eurodollar Advance to such day.

     (c)  Increased Costs for Eurodollar Loans.  If any Governmental Authority,
          ------------------------------------
central bank or other comparable authority, shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System but excluding any reserve requirement included in the Eurodollar Reserve Requirement of such Bank), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank, or shall impose on any Bank (or its Eurodollar lending office) or the interbank eurodollar market any other condition affecting its Eurodollar Advances, the Notes or its obligation to make Eurodollar Advances; and the result of any of the foregoing is to increase the cost to such Bank of making or maintaining its Eurodollar Advances, or to reduce the amount of any sum received or receivable by such Bank under this Agreement, or under the Notes, by an amount deemed by such Bank to be material, then, within five (5) days after demand by such Bank (with a copy to Agent) Borrower shall pay to Agent, for the account of such Bank, such additional amount or amounts as will compensate such Bank for such increased cost or reduction. Each Bank will promptly notify Borrower and Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 10.2(c). A certificate of any Bank
                              ---------------
claiming compensation under this Section 10.2(c) and setting forth the
                                 ---------------
additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error and provided that such determination is made on a reasonable basis. If any Bank demands compensation under this Section, then Borrower may at any time, upon at least five (5) Business Days' prior notice to such Bank through Agent, either (i) repay in full the then outstanding Eurodollar Advances of such Bank, together with accrued interest thereon to the date of prepayment or (ii) convert such Eurodollar Advances to Floating Base Advances in accordance with the provisions of this Loan Agreement; provided, however, that Borrower shall be liable for any Consequential Loss arising pursuant to such actions.

     (d)  Effect on Floating Base Loans.  If notice has been given pursuant
          -----------------------------
to Section 10.2(b) or 10.2(c) requiring the Eurodollar Advances of any Bank to
   --------------------------
be repaid or converted, then unless and until such Bank notifies Borrower that the circumstances giving rise to such repayment no longer apply, all Advances shall be Floating Base Advances. If such Bank notifies Borrower that the circumstances giving rise to such repayment no longer apply, Borrower may thereafter select Advances to be Eurodollar Advances in accordance with Section
                                                                        -------
2.1(c)(iii) of this Loan Agreement.
- -----------

     (e)  Payments Not At End of Interest Period.  If Borrower makes any
          --------------------------------------
payment of principal with respect to any Eurodollar Borrowing on any day other than the last day of an Interest Period applicable to such Eurodollar Borrowing, then Borrower shall reimburse each Bank on demand the Consequential Loss incurred by it as a result of the timing of such payment. A certificate of each Bank setting forth the basis for the determination of the amount of Consequential Loss shall be delivered to Borrower through Agent and shall, in the absence of manifest error, be conclusive and binding. Any conversion of a Eurodollar Borrowing to a Floating Base Borrowing on any day other than the last day of the Interest Period for such Eurodollar Borrowing shall be deemed a payment for purposes of this Section.

                                  ARTICLE 11.

                           THE AGENT AND THE BANKS.

     11.1 Appointment and Authorization.  Each Bank hereby appoints Agent
          -----------------------------
as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Bank in and under all Loan Documents; (ii) to arrange the means whereby the funds of Banks are to be made available to Borrower under the Loan Documents; (iii) to take such action as may be requested by any Bank under the Loan Documents (when such Bank is entitled to make such request under Loan Documents); (iv) to receive all documents and items to be furnished to Agent or Banks under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, and similar party in respect of, and to receive, as the case may be, any collateral for the benefit of Banks; (vi) to promptly distribute to each Bank all material information, requests, documents and items received from Borrower under the Loan Documents; (vii) to promptly distribute to each Bank such Bank's Percentage of each payment or prepayment (whether voluntary, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals and consents received from Banks. With respect to its Commitments hereunder and the Notes issued to it, Agent and any successor Agent shall have the same rights under the Loan Documents as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Agent and any successor Agent in its capacity as a Bank. Agent and any successor Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with Borrower, and any person which may do business with Borrower, all as if Agent and any successor Agent were not Agent hereunder and without any duty to account therefor to the Banks; provided that if any payments in respect of any property
                       -------------
(or the proceeds thereof) now or hereafter in the possession or control of Agent which may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of Property contained in any other agreements, documents or instruments related to any such other business shall be applied to reduction of the Obligations of Borrower arising under the Loan Documents, then each Bank shall be entitled to share in such application according to its Percentage thereof. Each Bank, upon request of any other Bank, shall disclose to all other Banks all indebtedness and liabilities, direct and contingent, of Borrower to such Bank as of the time of such request.

     11.2 Note Holders.  From time to time as other Banks become a party
          ------------
to this Agreement according to Section 12.10 the Agent shall obtain execution by
                               -------------
Borrower of additional Notes in amounts representing the Commitment of each such new Bank. The obligation of such Bank shall be governed by the provisions of this Agreement, including but not limited to, the obligations specified in

Section 2.1 hereof.  From time to time, the Agent may require that the Banks
- -----------
exchange their Notes for newly issued Notes to better reflect the Commitments of the Banks. Agent may treat the payee of any Note as the holder thereof until written notice of transfer has been filed with it, signed by such payee and in form satisfactory to Agent.

     11.3 Consultation with Counsel.  Banks agree that Agent may consult
          -------------------------
with legal counsel selected by Agent and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

     11.4 Documents.  Agent shall not be under a duty to examine or pass
          ---------
upon the validity, effectiveness, enforceability, genuineness or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith, and Agent shall be entitled to assume that the same are valid, effective, enforceable and genuine and what they purport to be.

     11.5 Resignation or Removal of Agent.  Subject to the appointment and
          -------------------------------
acceptance of a successor Agent as provided below, Agent may resign at any time by giving written notice thereof to Banks and Borrower, and Agent may be removed at any time with or without cause by Banks. If no successor Agent has been so appointed by Banks (and approved by Borrower) and has accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or removal of the retiring Agent, then the retiring Agent may, on behalf of Banks, appoint a successor Agent, which appointment shall require the approval of the Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 11 shall continue in effect for its benefit in respect to any
     ----------
actions taken or omitted to be taken by it while it was acting as Agent.

     11.6 Responsibility of Agent.  It is expressly understood and agreed
          -----------------------
that the obligations of Agent under the Loan Documents are only those expressly set forth in the Loan Documents and that Agent shall be entitled to assume that no default or Event of Default has occurred and is continuing, unless Agent has actual knowledge of such fact or has received notice from a Bank or Borrower that such Bank or Borrower considers that a default or an Event of Default has occurred and is continuing and specifying the nature thereof. Neither Agent nor any of its directors, officers, attorneys or employees shall be liable for any action taken or omitted to be taken by them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Agent shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable.

     Agent shall not be responsible to Banks for any of the Borrowers' recitals, statements, representations or warranties contained in any of the Loan Documents, or in any certificate or other document referred to or provided for in, or received by any Bank under, the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of or any of the Loan Documents or for any failure by Borrower to perform any of its obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be answerable except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     The relationship between Agent and each Bank is only that of agent and principal and has no fiduciary aspects. Nothing in the Loan Documents or elsewhere shall be construed to impose on Agent any duties or responsibilities other than those for which express provision is therein made. In performing its duties and functions hereunder, Agent assumes no and shall not be deemed to have assumed, and hereby expressly disclaims, any obligation or responsibility toward or any relationship of agency or trust with or for Borrower or any of its beneficiaries or other creditors. As to any matters not expressly provided for by the Loan Documents, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of all Banks and such instructions shall be binding upon all Banks and all holders of the Notes; provided, however, that Agent shall not be required to take any action which is contrary to the Loan Documents or applicable law.

     Agent shall have the right to exercise or refrain from exercising, without notice or liability to the Banks, any and all rights afforded to Agent by the Loan Documents or which Agent may have as a matter of law; provided,
                                                           ---------
however, Agent shall not (i) without the consent of Banks, designate the amount
- -------
of the Consolidated Borrowing Base or the Maximum Commitment, or (ii) without consent of Banks, release any collateral that secures the Loan, or (iii) without the consent of Banks, take any other action with regard to amending the Loan Documents, waiving any default under the Loan Documents or taking any other action with respect to the Loan Documents which requires consent of Banks. Provided further, however, that no amendment shall be effected pursuant to the
- ----------------- -------
preceding clause (ii) which: (i) would increase the Commitment Percentage of any Bank, (ii) would reduce any fees hereunder, or the principal of, or the interest on, any Bank's Note, (iii) would postpone any date fixed for any payment of any fees hereunder, or any principal or interest of any Bank's Note, (iv) would increase any Banks obligations hereunder or would materially alter Agent's obligations to any Bank hereunder, or (v) would release Borrower from its obligation to pay any Bank's Note, or (vi) would amend this sentence. For purposes of this paragraph, a Bank shall be deemed to have consented to any such action (excluding any action that would increase the Consolidated Borrowing Base, the Maximum Commitment or altering the manner of the determination of a Bank's Percentage) by Agent upon the passage of ten (10) Business Days after written notice thereof is given to such Bank in accordance with Section 12.3
                                                                ------------
hereof, unless such Bank shall have previously given Agent notice, complying with the provision of Section 12.3 hereof, to the contrary. Agent shall have no
                      ------------
liability to Banks for failure or delay in exercising any right or power possessed by Agent pursuant to the Loan Documents or otherwise unless such failure or delay is caused by the gross negligence of Agent.

     11.7 Independent Investigation.  Each Bank severally represents and
          -------------------------
warrants to Agent that it has made its own independent investigation and assessment of the financial condition and affairs of Borrower in connection with the making and continuation of its participation hereunder and has not relied exclusively on any information provided to such Bank by Agent in connection herewith, and each Bank represents, warrants and undertakes to Agent that it shall continue to make its own independent appraisal of the credit worthiness of Borrower while the Notes are outstanding or its Commitments hereunder are in force. Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of Borrower. Other than as provided in this

Agreement, Agent shall not have any duty, responsibility or liability to provide any Bank with any credit or other information concerning the affairs, financial condition or business of Borrower which may come into the possession of Agent.

     11.8 Indemnification.  Banks agree to indemnify Agent (to the extent
          ---------------
not reimbursed by Borrower), ratably according to their Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any proper and reasonable kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by Agent under the Loan Documents, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Each Bank shall be entitled to be reimbursed by Agent or for any amount such Bank paid to Agent under this Section 11.8 to the extent Agent has
                                          ------------
been reimbursed for such payments by Borrower or any other Person.

     11.9  Benefit of Article 11.  The agreements contained in this Article
           ---------------------
11 are solely for the benefit of Agent and Banks and are not for the benefit of, or to be relied upon by, Borrower, any affiliate of Borrower or any other Person.

     11.10 Pro Rata Treatment.  Subject to the provisions of this Loan
           ------------------
Agreement, each payment (including each prepayment) by Borrower and collections by Banks (including offsets) on account of the principal of and interest on the Notes and fees provided for in this Agreement, payable by Borrower shall be made pro rata to Banks according to the then Percentage of each Bank in the Loan outstanding at the date of determination thereof. Notwithstanding the foregoing, all Consequential Losses required to be paid by Borrower shall be paid to the Bank that incurred such losses.

     11.12 Interests of Banks.  Nothing in this Loan Agreement shall be
           ------------------
construed to create a partnership or joint venture between Banks for any purpose. Agent, Banks and Borrower each recognize that the respective obligations of Banks under the Commitment shall be several and not joint and that neither Agent nor any Banks shall be responsible or liable to perform any of the obligations of the other under this Loan Agreement. Each Bank is deemed to be the owner of an undivided interest in and to all rights, titles, benefits and interests belonging and accruing to Agent under this Loan Agreement, including, without limitation, the Notes, Liens and security interests in any Collateral Documents, fees and payments of principal and interest by Borrower under the Commitment in the proportion that each Banks' Percentage bears to the total of all of such loan commitments of all Banks taken in the aggregate. Each Bank shall perform all duties and obligations of Banks under this Loan Agreement in the same proportion as its Percentage in the Loan outstanding at the date of determination thereof.

     11.13 Investments.  Whenever Agent in good faith determines that it
           -----------
is uncertain about how to distribute to Banks any funds which it has received, or whenever Agent in good faith determines that there is any dispute among the Banks about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution to the Banks, Agent may invest such funds pending distribution (at the risk of Borrower); all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportions and to the same Persons as such investment. All monies received by Agent for distribution to Banks (other than to the Person who is the Agent in its separate capacity as a Bank) shall be held by the Agent pending such distribution solely as Agent for such Banks, and Agent shall have no equitable title to any portion thereof.

                                  ARTICLE 12.

                                 MISCELLANEOUS

     12.1. Waiver.  No failure to exercise, and no delay in exercising, on
           ------
the part of Banks, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Banks hereunder and under the Loan Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Loan Agreement or any Loan Document, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     12.2. Payment of Expenses.  Except as otherwise provided herein,
           -------------------
Borrower agrees to pay all costs and expenses of Agent and Banks (including without limitation the reasonable attorneys' fees of Agent's legal counsel (but no other legal counsel for any Bank retained separately by such Bank), and the reasonable fees incurred with respect to appraisers, expert witnesses and accountants) in connection with the administration, enforcement, or preservation of Bank's rights under this Loan Agreement and any other Loan Documents and, furthermore, Borrower shall pay all costs and expenses of Agent (including without limitation the reasonable attorneys' fees of Agent's legal counsel) (but no other legal counsel for any Bank retained separately by such Bank) in connection with the preparation, execution and delivery of this Loan Agreement and the Loan Documents and any and all amendments, modifications and supplements thereof or thereto.

     12.3. Notices.  Except for telephonic notices permitted herein, any
           -------
notices or other communications required or permitted to be given by this Loan Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by telecopy or facsimile delivered or transmitted, to the party to whom such notice or communication is directed and if between any Bank or Agent and Borrower, confirmed by a hard copy sent by overnight delivery service for delivery the following day, to the address of such party as follows:

     (a) Arch: Arch Petroleum Inc., 777 Taylor Street, Penthouse IIA, Fort Worth Club Tower, Fort Worth, Texas 76102 (Attention: Larry Kalas); Telecopy No.
(817) 332-9249;

     (b) APC: Arch Production Company, 777 Taylor Street, Penthouse IIA, Fort Worth Club

Tower, Fort Worth, Texas 76102 (Attention: Larry Kalas); Telecopy No. (817) 332-9249; and

     (c) Agent or any Bank: at its address shown below its name on the signature pages hereof.

Any notice to be personally delivered may be delivered to the principal offices (determined as of the date of such delivery) of the party to whom such notice is directed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the third day after it is mailed as aforesaid; or, if transmitted by telecopy, on the day that such notice is transmitted as aforesaid; provided, however, that any telephonic or other notice received by Agent or any Bank after 12:00 noon Fort Worth time on any day from Borrower pursuant to Section 2.1(c)(i) (with respect to a Request for Borrowing) shall be
            -----------------
deemed for the purposes of such Section to have been given by Borrower on the next succeeding Business Day. Any party may change its address for purposes of this Loan Agreement by giving notice of such change to the other parties pursuant to this Section 12.3.

     12.4. GOVERNING LAW.  THIS LOAN AGREEMENT IS BEING EXECUTED AND
           -------------
DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED THEREIN OR UNLESS THE LAWS GOVERNING NATIONAL BANK SHALL HAVE APPLICATION.

     12.5. Invalid Provisions.  If any provision of this Loan Agreement is
           ------------------
held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Loan Agreement, such provision shall be fully severable and this Loan Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Loan Agreement, and the remaining provisions of this Loan Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Loan Agreement, unless such continued effectiveness of this Loan Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     12.6. Interest Rate.  Regardless of any provisions contained in this
           -------------
Loan Agreement, the Notes or in any other Loan Document, Banks shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes, any amount in excess of the Highest Lawful Rate, and in the event that any Bank ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of such Bank's Note, and, if the principal balance of such Bank's Note is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Highest Lawful Rate, Borrower and Banks shall, to the maximum extent permitted under applicable law,
(i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee, rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the Notes so that the interest rate is uniform throughout such term.

    12.7.  Amendments.  This Loan Agreement and the other Loan Documents
           ----------
may be amended only by an instrument in writing executed by an authorized officer or other representative of the parties to such documents.

    12.8   Parties Bound.  Except as provided in Section 12.10 below, this
           -------------                         -------------
Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided however, that Borrower may not, without the prior written consent of Bank, assign any rights, powers, duties or obligations hereunder.

    12.9.  Headings.  Section headings are for convenience of reference
           --------
only and shall in no way affect the interpretation of this Loan Agreement.

    12.10. Participations and Sales; Assignments.  Without Borrower's
           -------------------------------------
consent, Banks shall have the right to enter into a participation agreement with any other party or parties with respect to the Notes and this Loan Agreement, which agreement may provide for the granting to such other party or parties of any or all rights of Banks hereunder; provided, however, that Borrower shall provide such notices or consents required by Borrower hereunder only to Banks, or the Agent, as the case may be, and not to any participants or partial assignees of Banks. No Bank may assign all or a portion of its rights and obligations under this Loan Agreement and the Loan Documents to any other bank or Person who, as a result of such assignment, would become a Bank party to this Loan Agreement without the prior written consent of Borrower, which consent shall not be unreasonably withheld.

    12.11. Survival.  All representations and warranties made by Borrower
           --------
herein shall survive delivery of the Notes and the making of the Loan.

    12.12. Multiple Counterparts.  This Loan Agreement may be executed in
           ---------------------
any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

    12.13. Consent to Jurisdiction; Service of Process.  Borrower hereby
           -------------------------------------------
waives any objection which it may have to the jurisdiction of the courts of the State of Texas and of the United States of America for the Northern District of Texas and agrees that any legal action or proceeding against Borrower with respect to the Loan Documents may be brought in the courts of the State of Texas or of the United States of America for the Northern District of Texas as Bank may elect, and, by execution and delivery of this Loan Agreement, Borrower accepts and submits to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein shall affect Banks' right to serve process in any other manner permitted by law or Banks' right to bring any legal action or proceeding in any other court of competent jurisdiction. Borrower agrees to be bound by the determination of the aforesaid courts and hereby waives any rights which it might have under the law of any other state or federal jurisdiction or otherwise to relitigate issues determined by the aforesaid courts or to raise new issues not raised by it in the aforesaid courts.

    12.14. Reasonableness.  In exercising its rights hereunder, Banks
           --------------
agree to act in a reasonable manner and consistent with standard banking practices. However, if Banks exercise such rights in the manner specified herein, it shall be deemed to be acting in a reasonable manner.

    12.15. Confidentiality.  All non-public and proprietary information
           ---------------
obtained by Agent or any Bank from Borrower pursuant to this Loan Agreement or the other Loan Documents shall be held in confidence by Agent or such Bank, and Agent or any Bank shall not disclose such information to any Person without Borrower's consent, except that without Borrower's consent Agent or Banks may disclose such information to Persons with whom Banks have entered into, or is proposing to enter into, participation agreements concerning the Loan and/or banking regulatory authorities except that without Borrower's consent, Agent or Banks may disclose such information to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection wit this Loan Agreement or as reasonably required by any transferee, participant, or assignee, or any prospective transferee, participant or assignee, or as required by any governmental agency or representative thereof or pursuant to legal process; provided, however, that all such information disclosed to such Persons shall remain confidential and may not be subsequently disclosed by such Persons except as permitted by this Section 12.15.
                            -------------

    12.16  Article 15.10(b).  Borrower and Banks hereby agree that, except
           ----------------
for Article 15.10(b) thereof, the provisions of Chapter 15 of Title 79 of the Revised Civil Statutes of Texas, 1925, as amended (regulating certain revolving credit loans and revolving tri-party accounts) shall not apply to the Loan or the Loan Documents.

    NOTICE:  THIS LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS RELATING TO
    ------
THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER AND BANKS AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BORROWER AND BANK.

    THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND BANK RELATING TO THIS LOAN.

     Signed in multiple originals on the date first written above.

                                           BORROWER:

                                           ARCH:
                                           -----

                                           ARCH PETROLEUM INC.,
                                           a Delaware corporation


                                           By: __________________________
                                           Name   Larry Kalas
                                           Title: President

                                           APC:
                                           ---

                                           ARCH PRODUCTION COMPANY,
                                           a Delaware corporation


                                           By:___________________________
                                           Name:  Larry Kalas
                                           Title: President

                                           AGENT:

                                           BANK ONE, TEXAS, N.A.,
                                           a national banking association


                                           By:___________________________
                                           Name:  Brad Bartek
                                           Title: Vice President

                                           Address for Notice Purposes:
                                           ---------------------------

                                           Bank One, Texas, N.A.
                                           500 Throckmorton Street
                                           Post Office Box 2050
                                           Fort Worth, Texas  76113-2059
                                           Attn:  Brad Bartek
                                           Telecopy no.:  (817) 884-5627

                                           BANKS:
                                           -----

                              BANK ONE, TEXAS, N.A., a national banking association

                              By:_______________________________
                              Name:  Brad Bartek
                              Title:  Vice President

                              Address for Notice Purposes:
                              ---------------------------

                              Bank One, Texas, N.A.
                              500 Throckmorton Street
                              Post Office Box 2050
                              Fort Worth, Texas  76113-2059
                              Attn:  Brad Bartek
                              Telecopy no.:  (817) 884-5627

                              BANK OF MONTREAL

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              Address for Notice Purposes:
                              ---------------------------

                              Bank of Montreal
                              700 Louisiana Street
                              Suite 4400
                              Houston, Texas  77002
                              Attn: Robert L. Roberts
                              Telecopy no.:  (713) 223-4007

______________________________
                              BANK OF SCOTLAND

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              Address for Notice Purposes:
                              ---------------------------

                              Bank of Scotland
                              1200 Smith Street
                              Two Allen Center, Suite 1750
                              Houston, Texas  77002

                              Attn:  Rex McSwain, Vice President
                              Telecopy no.:  (713) 651-9714

                              and

                              Bank of Scotland
                              565 Fifth Avenue
                              New York, New York  10017
                              Attn:  Catherine Oniffrey, Vice President
                              Telecopy no.:   (212) 557-9460